                                                                    Exhibit 10.3

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                                     FOURTH
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT



                            dated as of May 12, 2000



                                      among



                                   HPSC, INC.


                                       and


                              FLEET NATIONAL BANK,
                            individually and as Agent


                                       and



                             THE BANKS NAMED HEREIN

                                      with

                       FLEETBOSTON ROBERTSON STEPHENS INC.
                                   as Arranger

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


                                TABLE OF CONTENTS


1.   DEFINITIONS AND RULES OF INTERPRETATION.........................................................1
         1.1.   DEFINITIONS..........................................................................1
         1.2.   RULES OF INTERPRETATION..............................................................19
2.   THE REVOLVING CREDIT FACILITY...................................................................20
         2.1.   COMMITMENT TO LEND...................................................................20
         2.2.   COMMITMENT FEE.......................................................................21
         2.3.   CHANGE OF TOTAL COMMITMENT...........................................................21
                  2.3.1.   REDUCTION OF TOTAL COMMITMENT.............................................21
                  2.3.2.   INCREASE OF TOTAL COMMITMENT..............................................21
         2.4.   THE REVOLVING CREDIT NOTES...........................................................22
         2.5.   INTEREST ON REVOLVING CREDIT LOANS...................................................22
         2.6.   REQUESTS FOR REVOLVING CREDIT LOANS..................................................24
         2.7.   CONVERSION OPTIONS...................................................................24
                  2.7.1.   CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN.....................24
                  2.7.2.   CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN.............................25
                  2.7.3.   EURODOLLAR RATE LOANS.....................................................25
         2.8.   FUNDS FOR REVOLVING CREDIT LOANS.....................................................25
                  2.8.1.   FUNDING PROCEDURES........................................................25
                  2.8.2.   ADVANCES BY AGENT.........................................................26
         2.9.   CHANGE IN BORROWING BASE.............................................................26
3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.........................................................26
         3.1.   MATURITY.............................................................................26
         3.2.   MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS.......................................26
         3.3.   OPTIONAL PREPAYMENTS OF REVOLVING CREDIT LOANS.......................................27
4.   THE TERM LOAN...................................................................................27
         4.1.   CONVERSION OF REVOLVING CREDIT LOANS; THE TERM LOAN..................................27
         4.2.   THE TERM NOTES.......................................................................28
         4.3.   REPAYMENTS OF THE TERM LOAN..........................................................28
         4.4.   OPTIONAL PREPAYMENT OF TERM LOAN.....................................................28
         4.5.   INTEREST ON TERM LOAN................................................................29
                  4.5.1.   NOTIFICATION BY BORROWER..................................................29
                  4.5.2.   AMOUNTS, ETC..............................................................29
5.   LETTERS OF CREDIT...............................................................................29
         5.1.   LETTER OF CREDIT COMMITMENTS.........................................................29
                  5.1.1.   COMMITMENT TO ISSUE LETTERS OF CREDIT.....................................29
                  5.1.2.   LETTER OF CREDIT APPLICATIONS.............................................29
                  5.1.3.   TERMS OF LETTERS OF CREDIT................................................30
                  5.1.4.   REIMBURSEMENT OBLIGATIONS OF BANKS........................................30
                  5.1.5.   PARTICIPATIONS OF BANKS...................................................30
         5.2.   REIMBURSEMENT OBLIGATION OF THE BORROWER.............................................30
         5.3.   LETTER OF CREDIT PAYMENTS............................................................31
         5.4.   OBLIGATIONS ABSOLUTE.................................................................31
         5.5.   RELIANCE BY ISSUER...................................................................32

         5.6.   LETTER OF CREDIT FEE.................................................................32
6.   CERTAIN GENERAL PROVISIONS......................................................................33
         6.1.   FEES.................................................................................33
         6.2.   FUNDS FOR PAYMENTS...................................................................33
                  6.2.1.   PAYMENTS TO AGENT.........................................................33
                  6.2.2.   NO OFFSET, ETC............................................................33
                  6.2.3.   COMPUTATIONS..............................................................33
         6.3.   INABILITY TO DETERMINE EURODOLLAR RATE...............................................34
         6.4.   ILLEGALITY...........................................................................34
         6.5.   ADDITIONAL COSTS, ETC................................................................35
         6.6.   CAPITAL ADEQUACY.....................................................................36
         6.7.   CERTIFICATE..........................................................................37
         6.8.   INDEMNITY............................................................................37
         6.9.   OVERDUE AMOUNTS......................................................................37
7.   SECURITY AND GUARANTIES.........................................................................37
         7.1.   SECURITY OF BORROWER.................................................................37
         7.2.   GUARANTY AND SECURITY OF ACFC........................................................37
8.   REPRESENTATIONS AND WARRANTIES..................................................................38
         8.1.   CORPORATE AUTHORITY..................................................................38
                  8.1.1.   INCORPORATION; GOOD STANDING..............................................38
                  8.1.2.   AUTHORIZATION.............................................................38
                  8.1.3.   ENFORCEABILITY............................................................38
         8.2.   GOVERNMENTAL APPROVALS...............................................................38
         8.3.   TITLE TO PROPERTIES; LEASES..........................................................39
         8.4.   FINANCIAL STATEMENTS AND PROJECTIONS.................................................39
                  8.4.1.   FINANCIAL STATEMENTS......................................................39
                  8.4.2.   PROJECTIONS...............................................................39
         8.5.   NO MATERIAL ADVERSE CHANGES, ETC.....................................................39
         8.6.   FRANCHISES, PATENTS, COPYRIGHTS, ETC.................................................40
         8.7.   LITIGATION...........................................................................40
         8.8.   NO MATERIALLY ADVERSE CONTRACTS, ETC.................................................40
         8.9.   COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC.........................................40
         8.10.   TAX STATUS..........................................................................40
         8.11.   NO EVENT OF DEFAULT.................................................................41
         8.12.   HOLDING COMPANY AND INVESTMENT COMPANY ACTS.........................................41
         8.13.   ABSENCE OF FINANCING STATEMENTS, ETC................................................41
         8.14.   PERFECTION OF SECURITY INTEREST.....................................................41
         8.15.   CERTAIN TRANSACTIONS................................................................41
         8.16.   EMPLOYEE BENEFIT PLANS..............................................................42
                  8.16.1.   IN GENERAL...............................................................42
                  8.16.2.   TERMINABILITY OF WELFARE PLANS...........................................42
                  8.16.3.   GUARANTEED PENSION PLANS.................................................42
                  8.16.4.   MULTIEMPLOYER PLANS......................................................42
         8.17.   REGULATIONS U AND X.................................................................42
         8.18.   ENVIRONMENTAL COMPLIANCE............................................................43
         8.19.   SUBSIDIARIES, ETC...................................................................44
         8.20.   BANK ACCOUNTS.......................................................................44

         8.21.   ELIGIBLE ACCOUNTS RECEIVABLE, EQUIPMENT AND CONTRACTS...............................45
         8.22.   SUBORDINATED DEBT...................................................................48
         8.23.   YEAR 2000 COMPLIANCE................................................................48
9.   AFFIRMATIVE COVENANTS OF THE BORROWER...........................................................48
         9.1.   PUNCTUAL PAYMENT.....................................................................48
         9.2.   MAINTENANCE OF OFFICE................................................................48
         9.3.   RECORDS AND ACCOUNTS.................................................................48
         9.4.   FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION...................................49
         9.5.   NOTICES..............................................................................50
                  9.5.1.   DEFAULTS..................................................................50
                  9.5.2.   ENVIRONMENTAL EVENTS......................................................51
                  9.5.3.   NOTIFICATION OF CLAIMS AGAINST COLLATERAL.................................51
                  9.5.4.   NOTICE OF LITIGATION AND JUDGMENTS........................................51
         9.6.   CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES.......................................51
         9.7.   INSURANCE............................................................................52
         9.8.   TAXES................................................................................52
         9.9.   INSPECTION OF PROPERTIES AND BOOKS, ETC..............................................52
                  9.9.1.   GENERAL...................................................................52
                  9.9.2.   COLLATERAL REPORTS........................................................53
                  9.9.3.   COMMUNICATION WITH ACCOUNTANTS............................................53
         9.10.   COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS..............................53
         9.11.   EMPLOYEE BENEFIT PLANS..............................................................54
         9.12.   USE OF PROCEEDS.....................................................................54
         9.13.   BANK ACCOUNTS.......................................................................54
         9.14.   CREDIT POLICIES.....................................................................54
         9.15.   PERFECTED SECURITY INTEREST UNDER CONTRACTS.........................................54
         9.16.   PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS...........................55
         9.17.   FURTHER ASSURANCES..................................................................55
10.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER.....................................................55
         10.1.   RESTRICTIONS ON INDEBTEDNESS........................................................55
         10.2.   RESTRICTIONS ON LIENS...............................................................57
         10.3.   RESTRICTIONS ON INVESTMENTS.........................................................58
         10.4.   DISTRIBUTIONS.......................................................................59
         10.5.   MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.....................................60
                  10.5.1.   MERGERS AND ACQUISITIONS.................................................60
                  10.5.2.   DISPOSITION OF ASSETS....................................................60
         10.6.   SALE AND LEASEBACK..................................................................60
         10.7.   COMPLIANCE WITH ENVIRONMENTAL LAWS..................................................60
         10.8.   OTHER DEBT..........................................................................61
         10.9.   EMPLOYEE BENEFIT PLANS..............................................................61
         10.10.   BANK ACCOUNTS......................................................................61
         10.11.   SECURITIZATION SUBSIDIARIES STOCK..................................................62
         10.12.   CHANGE IN CREDIT POLICY............................................................62
11.   FINANCIAL COVENANTS OF THE BORROWER............................................................62
         11.1.   DEBT RATIO..........................................................................62
         11.2.   CONSOLIDATED TANGIBLE NET WORTH.....................................................62

         11.3.   INTEREST COVERAGE...................................................................62
         11.4.   CAPITAL EXPENDITURES................................................................62
         11.5.   CONTRACTUALLY DELINQUENT CUSTOMER RECEIVABLES TO GROSS CUSTOMER RECEIVABLES RATIO...62
         11.6.   RESERVES TO CONTRACTUALLY DELINQUENT CUSTOMER RECEIVABLES...........................62
         11.7.   ALLOWANCE FOR DOUBTFUL ACCOUNTS.....................................................63
         11.8.   COLLECTIONS TO BILLINGS.............................................................63
         11.9.   LEASES..............................................................................63
         11.10.   EQUIPMENT SUPPLIER CONCENTRATION...................................................63
12.   CLOSING CONDITIONS.............................................................................63
         12.1.   LOAN DOCUMENTS......................................................................63
         12.2.   CERTIFIED COPIES OF CHARTER DOCUMENTS...............................................63
         12.3.   CORPORATE ACTION....................................................................64
         12.4.   INCUMBENCY CERTIFICATE..............................................................64
         12.5.   VALIDITY OF LIENS...................................................................64
         12.6.   PERFECTION CERTIFICATES AND UCC SEARCH RESULTS......................................64
         12.7.   CERTIFICATES OF INSURANCE...........................................................64
         12.8.   BANK AGENCY AGREEMENTS..............................................................64
         12.9.   BORROWING BASE REPORT...............................................................65
         12.10.   ACCOUNTS RECEIVABLE AGING REPORT...................................................65
         12.11.   SOLVENCY CERTIFICATE...............................................................65
         12.12.   OPINION OF COUNSEL.................................................................65
13.   CONDITIONS TO ALL BORROWINGS...................................................................65
         13.1.   REPRESENTATIONS TRUE; NO EVENT OF DEFAULT...........................................65
         13.2.   NO LEGAL IMPEDIMENT.................................................................66
         13.3.   GOVERNMENTAL REGULATION.............................................................66
         13.4.   PROCEEDINGS AND DOCUMENTS...........................................................66
         13.5.   BORROWING BASE REPORT...............................................................66
14.   EVENTS OF DEFAULT; ACCELERATION; ETC...........................................................66
         14.1.   EVENTS OF DEFAULT AND ACCELERATION..................................................66
         14.2.   TERMINATION OF COMMITMENTS..........................................................70
         14.3.   REMEDIES............................................................................71
         14.4.   DISTRIBUTION OF COLLATERAL PROCEEDS.................................................71
15.   SETOFF.........................................................................................72
16.   THE AGENT......................................................................................72
         16.1.   AUTHORIZATION.......................................................................72
         16.2.   EMPLOYEES AND AGENTS................................................................73
         16.3.   NO LIABILITY........................................................................74
         16.4.   NO REPRESENTATIONS..................................................................74
         16.5.   PAYMENTS............................................................................75
                  16.5.1.   PAYMENTS TO AGENT........................................................75
                  16.5.2.   DISTRIBUTION BY AGENT....................................................75
                  16.5.3.   DELINQUENT BANKS.........................................................75
         16.6.   HOLDERS OF NOTES....................................................................76
         16.7.   INDEMNITY...........................................................................76
         16.8.   AGENT AS BANK.......................................................................76

         16.9.   RESIGNATION.........................................................................76
         16.10.   NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT.....................................76
         16.11.   DUTIES IN THE CASE OF ENFORCEMENT..................................................77
17.   EXPENSES.......................................................................................77
18.   INDEMNIFICATION................................................................................78
19.   SURVIVAL OF COVENANTS, ETC.....................................................................78
20.   ASSIGNMENT AND PARTICIPATION...................................................................79
         20.1.   CONDITIONS TO ASSIGNMENT............................................................79
         20.2.   CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS......................79
         20.3.   REGISTER............................................................................81
         20.4.   NEW NOTES...........................................................................81
         20.5.   PARTICIPATIONS......................................................................81
         20.6.   DISCLOSURE..........................................................................82
         20.7.   ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER................................82
         20.8.   MISCELLANEOUS ASSIGNMENT PROVISIONS.................................................82
         20.9.   ASSIGNMENT BY BORROWER..............................................................83
21.   NOTICES, ETC...................................................................................83
22.   GOVERNING LAW..................................................................................83
23.   HEADINGS.......................................................................................84
24.   COUNTERPARTS...................................................................................84
25.   ENTIRE AGREEMENT, ETC..........................................................................84
26.   WAIVER OF JURY TRIAL...........................................................................84
27.   CONSENTS, AMENDMENTS, WAIVERS, ETC.............................................................85
28.   SEVERABILITY...................................................................................85
29.   TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION..................................................85
         29.1.   SHARING OF INFORMATION WITH SECTION 20 SUBSIDIARY...................................85
         29.2.   CONFIDENTIALITY.....................................................................86
         29.3.   PRIOR NOTIFICATION..................................................................86
         29.4.   OTHER...............................................................................86
30.   TRANSITIONAL ARRANGEMENTS......................................................................87
         30.1.   PRIOR LOAN AGREEMENT SUPERSEDED.....................................................87
         30.2.   RETURN AND CANCELLATION OF NOTES....................................................87
         30.3.   INTEREST AND FEES UNDER SUPERSEDED AGREEMENT........................................87
         30.4.   NO CLAIMS UNDER PRIOR LOAN AGREEMENT................................................87
         30.5.   INTERBANK SETTLEMENTS...............................................................87

                                    SCHEDULES

     Schedule 1                Banks
     Schedule 8.3              Leases
     Schedule 8.4.1            Contingent Liabilities
     Schedule 8.7              Litigation
     Schedule 8.18             Environmental Matters
     Schedule 8.19             Subsidiaries
     Schedule 8.20             Bank Accounts
     Schedule 10.1             Existing Indebtedness
     Schedule 10.2(g)          Existing Liens
     Schedule 10.3             Existing Investments



                                    EXHIBITS

     Exhibit A                 Form of Borrowing Base Report
     Exhibit B-1               Form of Revolving Credit Note
     Exhibit B-2               Form of Term Note
     Exhibit C                 Form of  Loan Request
     Exhibit D                 Form of Compliance Certificate
     Exhibit E                 Form of Security Agreement
     Exhibit F                 Form of Assignment and Acceptance
     Exhibit G                 Form of Guaranty
     Exhibit H                 Form of Stock Pledge Agreement
     Exhibit I                 Form of Agency Agreement
     Exhibit J                 ACFC Credit Policy

                           FOURTH AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT is made as of May 12, 2000, by and among HPSC, INC. (the "Borrower" or "HPSC"), a Delaware corporation having its principal place of business at 60 State Street, Boston, Massachusetts 02109, AMERICAN COMMERCIAL FINANCE COMPANY (the "Guarantor" or "ACFC"), a Delaware corporation (solely for the specific purposes herein set forth), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, and the other lending institutions listed on SCHEDULE 1, and FLEET NATIONAL BANK in its capacity as Agent for itself and such other lending institutions.

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

     1.1. DEFINITIONS. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

     ACFC. American Commercial Finance Corporation, a Delaware corporation and wholly-owned Subsidiary of the Borrower.

     ACFC CREDIT POLICY. ACFC's criteria for the extension of credit for receivables and contracts as set forth on EXHIBIT J attached hereto and made a part hereof.

     ACFC RECEIVABLE. An Account Receivable originated by ACFC pursuant to ACFC's Credit Policy.

     ACCOUNTS RECEIVABLE. All rights of the Borrower or ACFC to payment for and under a Customer Receivable or a Practice Receivable, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

     ADJUSTMENT DATE. See ss. 2.5.

     AFFILIATE. Any Person that would be considered to be an affiliate of the Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

     AGENT. Fleet National Bank acting as agent for the Banks.

     AGENT'S SPECIAL COUNSEL. Bingham Dana LLP or such other counsel as may be approved by the Agent.

     APPLICABLE BASE RATE MARGIN. See ss. 2.5.

     APPLICABLE COMMITMENT FEE RATE. The commitment fee rate determined pursuant to ss. 2.5.

     APPLICABLE EURODOLLAR RATE MARGIN. See ss. 2.5.

     APPLICABLE MARGIN. See ss. 2.5.

     APPLICABLE RATE. See ss. 5.6.

     ASSIGNMENT AND ACCEPTANCE. See ss. 20.1.

     BALANCE SHEET DATE. December 31, 1999.

     BANKS. Fleet and the other lending institutions listed on SCHEDULE 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant toss.20.

     BASE RATE. The higher of (i) the variable annual rate of interest so designated from time to time by Fleet as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind.

     BASE RATE LOANS. Loans bearing interest calculated by reference to the Base Rate.

     BILLINGS. The aggregate amount of invoices rendered by the Borrower or any of its Subsidiaries (other than the Securitization Subsidiaries) to any Customer during the relevant period.

     BORROWER. As defined in the preamble hereto.

     BORROWING BASE. At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to ss.9.4(e), which is equal to the sum of the following:

          (i)  80% of Eligible Accounts Receivable; plus

          (ii) 50% of the Residual Value of Equipment, provided, that the amount included in the Borrowing Base pursuant to this clause (ii) shall not exceed $2,000,000; minus

          (iii) the Reserve Amount;

PROVIDED, HOWEVER, that (x) the net amount attributable to ACFC Receivables included in the Borrowing Base shall not comprise more than 50% of the Borrowing Base and (y) (A) the aggregate gross amount of pre-approved specific use personally guaranteed line of credit receivables included as Eligible Accounts Receivable shall not exceed $20,000,000, (B) the aggregate gross amount of Practice Receivables included as Eligible Accounts Receivable shall not exceed $40,000,000 and (C) the aggregate gross amount of Progress Payment Notes included as Eligible Accounts Receivable shall not exceed $10,000,000.

     BORROWING BASE REPORT. A Borrowing Base Report signed by the chief financial officer of the Borrower and in substantially the form of EXHIBIT A hereto.

     BRAVO. HPSC Bravo Funding Corp., a Delaware corporation and wholly-owned subsidiary of the Borrower.

     BRAVO CREDIT AGREEMENT. The lease receivables-backed credit agreement dated as of January 31, 1995 by and among Bravo, Triple-A One Funding Corporation, a Delaware corporation and Capital Markets Assurance Corporation, a New York stock insurance company, as amended by Amendment No. 1 dated as of December 19, 1995, Amendment No. 2 dated as of October 18, 1996 and Amendment No. 3 dated as of June 29, 1998.

     BRAVO EVENT OF TERMINATION. Any event or condition identified as an "Event of Termination" in Section 7.01 of the Bravo Purchase Agreement.

     BRAVO FACILITY DOCUMENTS. Collectively, the Bravo Purchase Agreement, the Bravo Credit Agreement, the Bravo Lease Receivables Purchase Agreement and all other agreements, documents and instruments entered into pursuant thereto or in connection therewith.

     BRAVO LEASE RECEIVABLES PURCHASE AGREEMENT. The Amended and Restated Lease Receivables Purchase Agreement dated as of March 31, 2000 among Bravo, the Borrower, Triple-A One Funding Corporation and Capital Markets Assurance Corporation.

     BRAVO PURCHASE AGREEMENT. The Amended and Restated Purchase and Contribution Agreement dated as of March 31, 2000 by and between Bravo and the Borrower.

     BRAVO TRANSFERRED ASSETS. The accounts, chattel paper, instruments, and other assets related thereto, comprised in the Collateral which are sold or otherwise transferred to Bravo pursuant to the Bravo Purchase Agreement.

     BRAVO WIND-DOWN EVENT. Any event or condition identified as a "Wind-Down Event" in Section 7.01 of the Bravo Credit Agreement or Section 7.01 of the Bravo Lease Receivables Purchase Agreement.

     BUSINESS DAY. Any day on which banking institutions in Boston, Massachusetts are open for the transaction of commercial banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     CAPITAL. HPSC Capital Funding, Inc., a Delaware corporation and wholly-owned subsidiary of the Borrower.

     CAPITAL ASSETS. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles as in effect as of the date of this Credit Agreement.

     CAPITAL EVENT OF TERMINATION. Any event or condition identified as an "Event of Termination" in Section 7.01 of the Capital Purchase Agreement.

     CAPITAL EXPENDITURES. Amounts paid or indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets (other than the purchase of computer software) that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles as in effect as of the date of this Credit Agreement.

     CAPITAL FACILITY DOCUMENTS. Collectively, the Capital Purchase Agreement, the Capital Lease-Receivables Purchase Agreement and all other agreements, documents and instruments entered into pursuant thereto or in connection therewith.

     CAPITALIZED LEASES. Leases (other than vehicle leases) under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles as in effect as of the date of this Credit Agreement.

     CAPITAL LEASE-RECEIVABLES PURCHASE AGREEMENT. The lease receivables purchase agreement dated as of June 27, 1997 by and among Capital, Borrower, EagleFunding Capital Corporation, a Delaware corporation and FleetBoston Robertson Stephens Inc., a Massachusetts corporation, as amended by Amendment No. 1 dated as of January 30, 1998 and Amendment No. 2 dated as of April 30, 1998.

     CAPITAL PURCHASE AGREEMENT. The Purchase and Contribution Agreement dated as of June 27, 1997 by and between Capital and the Borrower.

         CAPITAL TRANSFERRED ASSETS. The accounts, chattel paper, instruments, and other assets related thereto, comprised in the Collateral which are sold or otherwise transferred to Capital pursuant to the Capital Purchase Agreement.

     CAPITAL WIND-DOWN EVENT. Any event or condition identified as a "Wind-Down Event" in Section 7.01 of the Capital Lease-Receivables Purchase Agreement.

     CAPITAL SERVICING TERMINATION EVENT. Any event or condition identified as a "Servicing Event of Default" under the Capital Facility Documents.

     CERCLA. See ss. 8.18.

     CLOSING DATE. The first date on which the conditions set forth in ss. 12 have been satisfied and any Loans are to be made under this Credit Agreement.

     CODE. The Internal Revenue Code of 1986, as amended.

     COLLATERAL. All of the property, rights and interests of the Borrower and ACFC that are or are intended to be subject to the security interests created by the Security Documents.

     COLLECTIONS. The aggregate amount of all payments in cash actually received by the Borrower or ACFC on Accounts Receivable during the relevant period.

     COMMITMENT. With respect to each Bank, the amount set forth on SCHEDULE 1 hereto as the amount of such Bank's commitment to make Loans to, and participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be modified pursuant to ss. 20.1 hereof, and as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     COMMITMENT PERCENTAGE. With respect to each Bank, the percentage set forth on SCHEDULE 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks, as the same may be modified pursuant to ss.2.3.2 or ss.20.1.

     CONSOLIDATED or CONSOLIDATED. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and certain of its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     CONSOLIDATED EARNINGS BEFORE INTEREST AND TAXES. Consolidated Net Income (or Deficit) for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles.

     CONSOLIDATED NET INCOME (OR DEFICIT). The consolidated net income (or deficit) of the Borrower and its Subsidiaries for any period, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles as in effect on the date of this Credit Agreement, after eliminating therefrom all extraordinary nonrecurring items of income.

     CONSOLIDATED TANGIBLE CAPITAL FUNDS. The sum of (a) Consolidated Tangible Net Worth PLUS (b) Subordinated Debt.

     CONSOLIDATED TANGIBLE NET WORTH. The excess of Consolidated Total Assets over Consolidated Total Liabilities, and LESS the sum of:

          (a) the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; PLUS

          (b) all amounts representing any write-up in the book value of any assets of the Borrower or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date, excluding adjustments to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with Financial Accounting Standards Board Statement No. 52; PLUS

          (c) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable; PLUS

          (d) deferred underwriting expenses and deferred origination costs.

     CONSOLIDATED TOTAL ASSETS. All assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

     CONSOLIDATED TOTAL INTEREST EXPENSE. For any period, the aggregate amount of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     CONSOLIDATED TOTAL LIABILITIES. All liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and all Indebtedness of the Borrower and its Subsidiaries, whether or not so classified.

     CONTRACT. Each lease, finance agreement, note, agreement or instrument which evidences any Customer Receivable or Practice Receivable relating to any Account Receivable included in Eligible Accounts Receivable at any time.

     CONTRACT FILE. With respect to each Contract, the executed original counterpart of the Contract that constitutes an "instrument" for purposes of 9-105(1)(i) of the UCC, together with a duly executed allonge transferring such instrument to the Agent.

     CONTRACTUALLY DELINQUENT CUSTOMER RECEIVABLES. All Customer Receivables owing from any particular Customer in respect of any Contract if any Customer Receivable owing from such Customer in respect of such Contract is Delinquent.

     CONVERSION REQUEST. A notice given by the Borrower to the Agent of the Borrower's election to convert or continue a Loan in accordance withss.2.7.

     CREDIT AGREEMENT. This Fourth Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto.

     CREDIT POLICY. The criteria for the extension of credit for receivables and contracts of the Borrower including, without limitation, the criteria for preapproved specific use personally guaranteed line of credit receivables.

     CUSTOMER. A Person for whom the Borrower finances property, goods, or leasehold improvements or for whom the Borrower provides a preapproved specific use personally guaranteed line of credit, or, in the case of ACFC, a Person for whom ACFC finances inventory, accounts receivable or working capital requirements.

     CUSTOMER RECEIVABLE. Obligations of any kind or nature to the Borrower or ACFC (i) incurred by Customers in the ordinary course of their respective businesses or (ii) arising from the purchase by the Borrower or ACFC of promissory notes, leases payable or accounts receivable from a third party obligee.

     DEBT RATIO. As of any date of determination, the ratio of (i) Indebtedness for borrowed money of the Borrower and its Subsidiaries PLUS security deposits received by the Borrower and its Subsidiaries with respect to Accounts Receivable to (ii) Consolidated Tangible Capital Funds.

     DEFAULT. See ss. 14.

     DELINQUENT. As to any Customer Receivable, a default thereunder (with respect to payment or otherwise) which at the end of any calendar month has remained uncured for more than ninety days (on a billed and uncollected delinquency basis), PROVIDED that during each year of the original contract term remaining on such Customer Receivable, the Borrower may (without rendering such Customer Receivable Delinquent) extend one full or partial payment for a period not to exceed one month beyond the then scheduled payment date, so long as no more than two such extensions are granted in any year.

     DISTRIBUTION. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Borrower, other than dividends payable solely in shares of common stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower, directly or indirectly through a Subsidiary of the Borrower or otherwise; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

     DOLLARS or $. Dollars in lawful currency of the United States of America.

     DOMESTIC LENDING OFFICE. Initially, the office of each Bank designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

     DRAWDOWN DATE. The date on which any Loan is made or is to be made, and the date on which any Loan is converted or continued in accordance with ss. 2.7.

     ELIGIBLE ACCOUNTS RECEIVABLE. The aggregate of the unpaid portions of Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (i) that the Borrower reasonably and in good faith determines to be collectible; (ii) that are with Customers that (A) are not Affiliates of the Borrower, (B) are Customers in an arm's length transaction;
(C) are not insolvent or involved, whether voluntary or involuntary, in any case or proceeding under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction;
(D) which, from time to time, at the election of the Agent, have been reviewed by the Agent and found in the Agent's reasonable judgment to be collectible;
(iii) that are in payment of obligations that have been fully performed and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (iv) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (v) in which the Agent has a valid and perfected first priority security interest; (vi) that are not outstanding for more than ninety (90) days past the date such Accounts Receivable are due, but in no event outstanding for more than 120 days from date of invoice; (vii) that are not due from any single Customer if more than fifteen percent (15%) of the aggregate amount of all

Accounts Receivable owing from such Customer would otherwise not be Eligible Accounts Receivable; (viii) that are payable in Dollars; (ix) that are not payable from an office outside of the United States; (x) that are not secured by a letter of credit unless the Agent has a prior, perfected security interest in such letter of credit; (xi) that originated in the ordinary course of business of the Borrower or ACFC; (xii) that are not due from any single Customer if, after including such Accounts Receivable, the Borrowing Base will be comprised of more than $2,000,000 of Accounts Receivable owing from such Customer PROVIDED, HOWEVER that Practice Receivables and ACFC Receivables shall not be included when calculating this $2,000,000 Customer concentration limitation;
(xiii) that are not due from any single Customer if, after including such Accounts Receivable, the Borrowing Base will be comprised of more than $2,000,000 of Practice Receivables owing from such Customer; (xiv) that have not been transferred to Bravo pursuant to the Bravo Purchase Agreement or Capital pursuant to the Capital Purchase Agreement; (xv) that are not subject to any lien or negative pledge pursuant to the Bravo Credit Agreement or the Capital Lease-Receivables Purchase Agreement; (xvi) that if an ACFC Receivable, the Contract Files with respect to the Contracts relating thereto have been delivered to the Agent; (xvii) that with respect to which all the representations and warranties set forth in ss.8.21 of this Credit Agreement are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior to the relevant date; (xvii) that with respect to which the Borrower or ACFC has filed and maintained the effectiveness of UCC financing statements against the Obligor in order to perfect any security interest granted in such Contract in the related collateral of the Obligor; (xix) that satisfies all applicable requirements of the Borrower's Credit Policy or if an ACFC Receivable, the ACFC Credit Policy; (xx) that is freely assignable and arose under a Contract which is also freely assignable; and (xxi) that if an ACFC Receivable, (A) are not due from any single customer if, after including such Accounts Receivable, the Borrowing Base will be comprised of more than $5,000,000 of Accounts Receivable owing from such Customer, (B) are subject to a maximum advance rate pursuant to the ACFC Credit Policy not exceeding the sum of 80% of eligible accounts receivable outstanding for 90 days or less plus 50% of eligible inventory plus 75% of the orderly liquidation value of machinery as determined by an acceptable equipment appraiser and (C) that has been documented by experienced counsel in a manner consistent with sound industry standards. Notwithstanding the foregoing, (i) the maximum aggregate gross amount of Progress Payment Notes which may be treated as Eligible Accounts Receivable is $10,000,000, and (ii) (A) the maximum aggregate gross amount of pre-approved specific use personally guaranteed lines of credit receivables which may be treated as Eligible Accounts Receivable is $20,000,000 and (B) the maximum aggregate gross amount of Practice Receivables which may be treated as Eligible Accounts Receivable is $40,000,000. Furthermore, there shall be deducted from Eligible Accounts Receivable at all times an amount equal to the excess of (x) the Borrower's Reissued Customer Receivables (originated and calculated after June 23, 1994) over (y) 10% of the Borrower's Gross Customer Receivables at such time.

     ELIGIBLE ASSIGNEE. Any of (i) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, PROVIDED that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; and (v) if, but only if, an Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld; PROVIDED that in no event shall an Affiliate of the Borrower be an Eligible Assignee under any provision of this definition.

     EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of ss. 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     ENVIRONMENTAL LAWS. See ss. 8.18(a).

     EQUIPMENT. Each item of equipment that is the subject of any Contract, including all parts, accessions and modifications thereto and all replacements thereof.

     EQUIPMENT SUPPLIER. A Person (other than the Borrower) who supplies Equipment to Customers.

     ERISA. The Employee Retirement Income Security Act of 1974.

     ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower under ss. 414 of the Code.

     ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     EUROCURRENCY RESERVE RATE. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     EURODOLLAR BUSINESS DAY. Any Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     EURODOLLAR LENDING OFFICE. Initially, the office of each Bank designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

     EURODOLLAR RATE. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (i) the arithmetic average of the rates per annum for each Reference Bank (rounded upwards to the nearest 1/16 of one percent) of the rate at which such Reference Bank's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted at or about 10:00 a.m., Boston time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     EURODOLLAR RATE LOANS. Loans bearing interest calculated by reference to the Eurodollar Rate.

     EVENT OF DEFAULT. See ss. 14.

     FINANCE AGREEMENT. Each finance agreement which evidences any Accounts Receivable.

     FLEET. Fleet National Bank, a national banking association, in its individual capacity.

     FMB. First Massachusetts Bank, N.A. f/k/a The Springfield Institution for Savings.

     GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. (i) When used in ss.11, whether directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (B) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (B) consistently applied with past financial statements of the Borrower adopting the same principles, PROVIDED that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     GROSS CUSTOMER RECEIVABLES. The aggregate amount at any time of all amounts due or to become due in cash on Customer Receivables which amount shall include the aggregate Residual Value of Equipment.

     GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of ss. 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     GUARANTY. The Guaranty in the form of EXHIBIT G attached hereto dated as of June 23, 1994, and ratified and confirmed as of the date hereof, made by ACFC in favor of the Banks and the Agent pursuant to which ACFC guaranties to the Banks and the Agent the payment and performance of the Obligations and otherwise in form and substance satisfactory to the Banks and the Agent.

     HAZARDOUS SUBSTANCES. See ss. 8.18(b).

     HEAD OFFICE. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

     INELIGIBLE SECURITIES. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C.ss.24, Seventh), as amended.

     INTEREST PAYMENT DATE. (i) As to any Base Rate Loan, the last day of the calendar quarter which includes the Drawdown Date thereof; and (ii) as to any Eurodollar Rate Loan in respect of which the Interest Period is (A) 3 months or less, the last day of such Interest Period and (B) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     INTEREST PERIOD. With respect to each Loan, (i) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request
(A) for any Base Rate Loan, the last day of the calendar quarter; and (B) for any Eurodollar Rate Loan, 1, 2, 3 or 6 months; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (c) if the Borrower shall fail to give notice as provided in ss.2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (e) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     INTERNATIONAL STANDBY PRACTICES. With respect to any standby Letter of Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     LEASE. Each lease which evidences any Account Receivable included in Eligible Accounts Receivable.

     LETTER OF CREDIT. See ss. 5.1.

     LETTER OF CREDIT APPLICATION. See ss. 5.1.1.

     LETTER OF CREDIT FEE. See ss. 5.6.

     LETTER OF CREDIT PARTICIPATION. See ss. 5.1.4.

     LOAN DOCUMENTS. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit and the Security Documents.

     LOAN REQUEST. See ss. 2.6.

     LOANS. Collectively, the Revolving Credit Loans made or to be made by the Banks to the Borrower pursuant to ss. 2 and the Term Loan.

     MAJORITY BANKS. As of any date, not less than two Banks holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, not less than two Banks whose aggregate Commitments constitute at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment.

     MAXIMUM DRAWING AMOUNT. The maximum aggregate amount from time to time that the beneficiaries may draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning ofss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     NET INVESTMENT IN LEASES AND NOTES. (i) Gross Customer Receivables, MINUS
(ii) the sum of (A) Unearned Income PLUS (B) allowances for losses PLUS (C) security deposits, PLUS (iii) deferred origination costs.

     NOTES. Revolving Credit Notes or Term Notes.

     OBLIGATIONS. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made, Reimbursement Obligations incurred or any interest rate cap or swap arrangements provided, or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

     OBLIGOR. Each Person obligated to make payments under a Contract.

     OUTSTANDING. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

     PBGC. The Pension Benefit Guaranty Corporation created byss.4002 of ERISA and any successor entity or entities having similar responsibilities.

     PERFECTION CERTIFICATES. The Perfection Certificates as defined in the Security Agreements.

     PERMITTED LIENS. Liens, security interests and other encumbrances permitted by ss. 10.2.

     PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     PRACTICE RECEIVABLES. Obligations of any kind or nature to the Borrower incurred by Customers in connection with the acquisition of a medical practice or in connection with the re-financing of an existing practice.

     PROGRESS PAYMENT NOTES. Obligations of any kind or nature to the Borrower incurred by Customers in instances when (i) an equipment vendor requires a deposit prior to delivery of equipment or (ii) a contractor requires progress payments with respect to leasehold improvements, and where such obligations are evidenced by short term notes in a form acceptable to the Agent and secured by the relevant equipment, leasehold improvements and/or the general assets of the obligor and such notes are required to be repaid upon demand, delivery of the equipment, completion of the leasehold improvements and/or activation of subsequent permanent financing.

     PRIOR LOAN AGREEMENT. The Third Amended and Restated Revolving Credit Agreement dated as of March 16, 1998 by and among the Borrower, Fleet, and the other banks named therein (as heretofore amended and in effect prior to the date hereof).

     RATIO CALCULATION DATE. See ss. 2.5.

     REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries; PROVIDED HOWEVER that the definition of Real Estate shall not include office space leased by the Borrower or any of its Subsidiaries in buildings where the Borrower or any of its Subsidiaries do not occupy more than fifty percent (50%) of such building.

     RECORD. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     REFERENCE BANK. Fleet.

     REIMBURSEMENT OBLIGATION. The Borrower's obligation to reimburse the Agent and the Banks on account of any drawing under any Letter of Credit as provided in ss. 5.2.

     REISSUED CUSTOMER RECEIVABLES. Customer Receivables that are issued by the Borrower with respect to Customer Receivables (i) which have previously been referred to a collection agency or attorney for collection, (ii) with respect to which enforcement action against the Customer has previously been commenced or
(iii) the original terms of which have been altered to extend the time for payment or reduce the interest rate or total indebtedness thereon if such Customer Receivables are Delinquent at the time of such alteration of terms; provided that Reissued Customer Receivables shall not include any Customer Receivable which shall not have been Delinquent at any time within the immediately preceding twelve months.

     RENTAL OBLIGATIONS. All present or future obligations of the Borrower or any of its Subsidiaries under any rental agreements or leases of real or personal property, other than (i) obligations that can be terminated by the giving of notice without liability to the Borrower or such Subsidiary in excess of the liability for rent due as of the date on which such notice is given and under which no penalty or premium is paid as a result of any such termination, and (ii) obligations in respect of Capitalized Leases.

     RESERVE AMOUNT. $1,000,000.

     RESERVES. With respect to any fiscal quarter, the ending allowance for doubtful accounts (excluding the Securitization Subsidiaries) on the Borrower's balance sheet at the end of such fiscal quarter, prepared in accordance with generally accepted accounting principles.

     RESIDUAL VALUE OF EQUIPMENT. The aggregate estimated residual value of equipment at end of lease term of the Borrower and the Subsidiaries (other than the Securitization Subsidiaries) as determined in accordance with generally accepted accounting principles.

     REVOLVING CREDIT LOAN MATURITY DATE. May 9, 2001.

     REVOLVING CREDIT LOANS. Revolving credit loans made or to be made by the Banks to the Borrower pursuant to ss. 2.

     REVOLVING CREDIT NOTES. See ss. 2.4.

     SALE AGREEMENTS. Collectively, (i) the dental practice receivables-backed credit agreement dated as of April 13, 1995 by and between the Borrower and FMB;
(ii) the sale agreement dated as of November 16, 1995 by and between the Borrower and FMB; (iii) the sale agreement dated as of March 29, 1996 by and between the Borrower and FMB; (iv) the sale agreement dated as of June 26, 1996 by and between the Borrower and FMB; (v) the sale agreement dated as of September 30, 1996 by and between the Borrower and First Essex Bank, FSB; (vi) the sale agreement dated as of September 26, 1996 by and between the Borrower and Cambridge Savings Bank; (vii) the sale agreement by and between the Borrower and Century Bank and Trust Company dated June 13, 1996; and (viii) any other similar sale or credit agreements entered into from time to time by and between the Borrower and a financial institution PROVIDED THAT (A) no Event of Default has occurred and is continuing at the time the Borrower enters into any such sale or credit agreement or would result therefrom; (B) such agreement is substantially in the form of one of the Sale Agreements enumerated in subsections (i) through (viii) of this definition and (C) such agreements are otherwise in form and substance approved by the Agent in writing.

     SECTION 20 SUBSIDIARY. A Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     SECURITIZATION SUBSIDIARIES. Together, Bravo and Capital.

     SECURITY AGREEMENTS. The (i) Security Agreement dated as of June 23, 1994, and ratified and confirmed as of the date hereof, between the Borrower and the Agent and (ii) the Security Agreement dated June 23, 1994, and ratified and confirmed as of the date hereof, between ACFC and the Agent, each in the form of EXHIBIT E hereto attached hereto and otherwise in form and substance satisfactory to the Banks and the Agent.

     SECURITY DOCUMENTS. The Guaranty, the Security Agreements and the Stock Pledge Agreement.

     SENIOR SUBORDINATED NOTE INDENTURE. The Indenture between HPSC, Inc. as Issuer and State Street Bank and Trust Company, as Trustee entered into at the time of issuance of up to $23,000,000 of Senior Subordinated Notes.

     STOCK PLEDGE AGREEMENT. The Stock Pledge Agreement dated June 23, 1994, and ratified and confirmed as of the date hereof, between the Borrower and the Agent and in form and substance satisfactory to the Banks and the Agent.

     SUBORDINATED DEBT. The Senior Subordinated Notes Due 2007 issued by the Borrower in an aggregate principal amount not exceeding $23,000,000 which are expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by the Senior Subordinated Note Indenture.

     SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     TERM LOAN. The term loan made or to be made by the Banks to the Borrower on the Revolving Credit Loan Maturity Date as contemplated by ss. 4.

     TERM LOAN MATURITY DATE. May 7, 2002.

     TERM NOTES. See ss. 4.2.

     TOTAL COMMITMENT. The sum of the Commitments of the Banks, as in effect from time to time.

     TRANSFERRED ASSETS. Collectively, the Bravo Transferred Assets and the Capital Transferred Assets.

     TYPE. As to any Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     UCC. The Uniform Commercial Code as enacted and in effect from time to time in the Commonwealth of Massachusetts.

     UNEARNED INCOME. With respect to Customer Receivables any interest component to be paid by the Customer in the future in connection with such Customer Receivable which is accounted for by the Borrower as unearned income under generally accepted accounting practices.

     UNIFORM CUSTOMS. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     UNPAID REIMBURSEMENT OBLIGATION. Any Reimbursement Obligation for which the Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, ss. 5.2.

     VOTING STOCK. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     YEAR 2000 COMPLIANCE. The risk that computer applications used by the Borrower and its Subsidiaries may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to, and any date after, December 31, 1999.

     1.2. RULES OF INTERPRETATION.

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

          (k) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Banks merely on account of the Agent's or any Bank's involvement in the preparation of such documents.

                        2. THE REVOLVING CREDIT FACILITY.

     2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with ss.2.6, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment MINUS such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, PROVIDED that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (i) the Total Commitment and (ii) the Borrowing Base. The Revolving Credit Loans shall be made PRO RATA in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in ss. 12 and ss. 13, in the case of the initial Revolving

Credit Loans to be made on the Closing Date, and ss.13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     2.2. COMMITMENT FEE. The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee calculated at the Applicable Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Commitment MINUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3. CHANGE OF TOTAL COMMITMENT.

          2.3.1. REDUCTION OF TOTAL COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Agent to reduce by $500,000 or an integral multiple thereof or terminate entirely the unborrowed portion of the Total Commitment, whereupon the Commitments of the Banks shall be reduced PRO RATA in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this ss.2.3.1, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction of the Commitments may be reinstated.

          2.3.2. INCREASE OF TOTAL COMMITMENT. Unless a Default or Event of Default has occurred and is continuing, the Borrower may request, on more than one occasion prior to the Revolving Credit Loan Maturity Date, that the Total Commitment be increased subject to the approval of the Agent, provided that the Total Commitment shall not in any event exceed $125,000,000, PROVIDED, HOWEVER, that (i) any Bank which is a party to this Credit Agreement prior to such increase may but shall not be required to participate in such increase, (ii) in the event that a new Bank provides additional funding under this ss.2.3.2, such new Bank must be reasonably acceptable to the Agent and the Borrower, and (iii) the Banks' Commitment Percentages shall be correspondingly adjusted, as necessary, to reflect any increase in the Total Commitment and SCHEDULE 1 shall be amended to reflect such adjustments.

     2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT B hereto (each a "Revolving Credit Note" and collectively, the "Revolving Credit Notes"), completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in ss. 6.10,

               (a) The Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Loan made by the Banks to the Borrower from the Drawdown Date, until such principal amount is paid in full, at an annual rate equal to, (i) with respect to any Base Rate Loan, the Base Rate in effect from time to time PLUS the Applicable Base Rate Margin (as set forth in ss.2.5(b) (the "Applicable Base Rate Margin")), and (ii) with respect to any Eurodollar Rate Loan, the Eurodollar Rate in effect for the applicable Interest Period PLUS the Applicable Eurodollar Rate Margin (as set forth in ss.2.5(b) (the "Applicable Eurodollar Rate Margin")) (the Applicable Base Rate Margin or the Applicable Eurodollar Rate Margin, whichever is applicable, is sometimes referred to herein as the "Applicable Margin").

               (b) The Applicable Margin and the Applicable Commitment Fee Rate shall be the annual percentage rates in effect from time to time determined in accordance with the following provisions of this ss.2.5. The Agent shall give notice of the Applicable Margin and the Applicable Commitment Fee Rate to the Borrower and the Banks five (5) Business Days after the delivery to the Agent of the required quarterly financial statements and compliance certificate pursuant to ss.ss.9.4(b) and (c) which quarterly financial statements shall include, in reasonable detail, a calculation of the Debt Ratio as of the date (the "Ratio Calculation Date") which is the end of the quarterly period covered by such quarterly financial statements, based on the Debt Ratio as of such

     Ratio Calculation Date, with such determination of the Applicable Margin and the Applicable Commitment Fee Rate to be made in accordance with the following table:


                                         Applicable Base           Applicable             Applicable
                                           Rate Margin          Eurodollar Rate           Commitment
                  Debt Ratio               (per annum)               Margin                Fee Rate
                  ----------             ---------------           (per annum)            (per annum)
                                                                ---------------           -----------

               greater than or                 0.25%                 1.75%                   0.45%
             equal to 6.00:1.00


            less than 6.00:1.00                0%                    1.50%                   0.375%


               (c) The Applicable Margin and the Applicable Commitment Fee Rate so determined pursuant to the foregoing table shall become effective as of the date (the "Adjustment Date") which is the first day of the month which immediately follows the date of receipt by the Agent of the applicable quarterly financial statements and Compliance Certificates delivered pursuant to ss.ss.9.4(b) and (c). The Applicable Margin and the Applicable Commitment Fee Rate which becomes effective on each such Adjustment Date shall remain in effect (subject to the other provisions of this ss.2.5 and except as otherwise provided in ss.6.10 hereof) until the next Adjustment Date; PROVIDED, HOWEVER, in the event the Borrower fails to deliver to the Agent and the Banks the quarterly financial statements and Compliance Certificate in accordance with ss.ss.9.4(b) and (c) prior to any scheduled Adjustment Date, the Applicable Margin and the Applicable Commitment Fee Rate shall automatically be the highest Applicable Margin and the highest Applicable Commitment Fee Rate set forth above commencing on the date which would have otherwise been the next Adjustment Date had such financial statement and Compliance Certificate been delivered in accordance with ss.ss.9.4(b) and (c) and continuing until the next scheduled delivery of financial statements and Compliance Certificate. Notwithstanding the provisions of the preceding two sentences, if at any time the Debt Ratio as of any applicable Ratio Calculation Date was actually a ratio other than that ratio on the basis of which the Agent determined the rate of interest in effect hereunder on any date, then such interest rate and commitment fee determination shall be adjusted retroactively to the appropriate Adjustment Date on the basis of such corrected determination of the actual Debt Ratio for the four (4) quarter period ended on such Ratio Calculation Date, and within ten (10) Business Days after notice thereof in reasonable detail requesting a retroactive adjustment of interest and commitment fees previously paid given by the Borrower, the Agent or any Bank, the Borrower shall pay to the Banks, or the Banks severally, on a ratable basis, shall credit the Borrower with, as the case may be, the amount of the appropriate retroactive adjustment in respect of such adjusted interest rate and commitment fee for any portion of any period as to which interest has been paid.

                    (d) The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto and at maturity of such Loan.

     2.6. REQUESTS FOR REVOLVING CREDIT LOANS. The Borrower shall give to the Agent written notice in the form of EXHIBIT C hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT C hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no less than (i) 12:00 noon (Boston time) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (ii) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (A) the principal amount of the Revolving Credit Loan requested, (B) the proposed Drawdown Date of such Revolving Credit Loan, (C) the Interest Period for such Revolving Credit Loan and (D) the Type of such Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each such notice shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $100,000 or an integral multiple thereof.

     2.7. CONVERSION OPTIONS.

          2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, PROVIDED that (i) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Agent written notice prior to 1:00 p.m. one (1) Business Day prior to the date of such election; (ii) with respect to any such conversion of a Eurodollar Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto; (iii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least three (3) Eurodollar Business Days prior written notice of such election and (iv) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted as provided herein, PROVIDED that partial conversions shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

          2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loans of any Type may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in ss.2.7.1; PROVIDED that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which the officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this ss.2.7.2 is scheduled to occur.

          2.7.3. EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $100,000.

     2.8. FUNDS FOR REVOLVING CREDIT LOANS.

          2.8.1. FUNDING PROCEDURES. Not later than 2:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.ss.12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans. As an alternative to the foregoing, advances may be made pursuant to cash management arrangements satisfactory to the Agent and the Banks.

          2.8.2. ADVANCES BY AGENT. The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause
     (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, TIMES (ii) the amount of such Bank's Commitment Percentage of such Revolving Credit Loans, TIMES (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Loans made on such Drawdown Date.

     2.9. CHANGE IN BORROWING BASE. The Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to ss.9.4(e)) by the Agent by reference to the Borrowing Base Report delivered to the Banks and the Agent pursuant to ss.9.4(e).

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

     3.1. MATURITY. The Borrower promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Total Commitment and (ii) the Borrowing Base, for more than five (5) consecutive Business Days, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by ss. 5.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of the

Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the Reimbursement Obligation owing to each such Bank or (as the case may be) the respective unpaid principal amount of each Bank's Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, collections of Accounts Receivable shall be applied to the Revolving Credit Loans pursuant to cash management arrangements satisfactory to the Agent and the Banks.

     3.3. OPTIONAL PREPAYMENTS OF REVOLVING CREDIT LOANS. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, PROVIDED that the full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this ss.3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Agent, no later than 1:00 p.m., Boston time, one (1) Business Day prior to the date of any proposed prepayment written notice, of any proposed prepayment pursuant to this ss.3.3 of Base Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this ss.3.3 of Eurodollar Rate Loans, in each case, specifying the proposed date of payment of Revolving Credit Loans and the principal amount to be paid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment and shall be applied first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans, at the Borrower's option. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion.

                                4. THE TERM LOAN.

     4.1. CONVERSION OF REVOLVING CREDIT LOANS; THE TERM LOAN. Subject to the terms and conditions set forth in this Credit Agreement, including, without limitation, the satisfaction of the conditions set forth in ss.13 hereof and the execution and delivery by the Borrower of the Term Notes to the Banks, on the Revolving Credit Loan Maturity Date the aggregate amount of the outstanding Revolving Credit Loans shall be converted into a Term Loan in the aggregate principal amount equal to the aggregate outstanding principal balance of the Revolving Credit Loans on such date, held severally by the Banks in accordance with their Commitment Percentages. The Term Loan outstanding after conversion shall be evidenced by the separate Term Notes (the "Term Notes") of the Borrower payable to the order of each Bank, each dated as of the Revolving Credit Loan Maturity Date and in substantially the form of EXHIBIT B-2 hereto, completed with appropriate insertions. On the Revolving Credit Loan Maturity Date, the Borrower shall pay to the Agent for the PRO RATA accounts of the Banks, all interest accrued to such date on the Revolving Credit Loans, together with any Unpaid Reimbursement Obligations, any commitment fees and other fees payable to the Agent and the Banks hereunder and, as soon as reasonably practicable after such payment, each Bank shall surrender to the Borrower its Revolving Credit Note against receipt of its Term Note evidencing the amount of the outstanding Revolving Credit Loans so converted.

     4.2. THE TERM NOTES. Each Term Note shall represent the obligation of the Borrower to pay to such Bank the principal amount of the Term Loan evidenced by the Term Note plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term Note Record reflecting the original principal amount of such Bank's Commitment Percentage of the Term Loan and, at or about the time of such Bank's receipt of any principal payment on such Bank's Term Note, an appropriate notation on such Bank's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term Note Record shall not affect the obligations of the Borrower hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

     4.3. REPAYMENTS OF THE TERM LOAN. The Borrower promises to pay to the Agent for the account of the Banks the principal amount of the Term Loan in four (4) consecutive quarterly installments, each equal as near as possible to 1/4th of the principal amount of the Term Loan outstanding on the Revolving Credit Loan Maturity Date, such installments to be due and payable on the last day of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2001, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan.

     4.4. OPTIONAL PREPAYMENT OF TERM LOAN. The Borrower shall have the right at any time to prepay the Term Notes on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than seven (7) Business Days prior written notice to the Agent, without premium or penalty, PROVIDED that (a) each partial prepayment shall be in the principal amount of $5,000,000 or an integral multiple thereof, (b) any portion of any Eurodollar Rate Loan which has been prepaid on any day other than the last day of the Interest Period relating thereto shall be subject to the payment by the Borrower of any applicable costs associated with such prepayment as set forth in ss.6.9 hereof, and (c) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

     4.5. INTEREST ON TERM LOAN.

          4.5.1. NOTIFICATION BY BORROWER. The Borrower shall notify the Agent, such notice to be irrevocable, at least four (4) Eurodollar Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to be a Eurodollar Rate Loan. After the Term Loan has been made, the provisions of ss.2 shall apply MUTATIS MUTANDIS with respect to all or any portion of the Term Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

          4.5.2. AMOUNTS, ETC. Any portion of the Term Loan which is a Eurodollar Rate Loan relating to any Interest Period shall be in the amount of $5,000,000 or a whole multiple or $1,000,000 in excess thereof. No Interest Period relating to the Term Loan or any portion thereof which is a Eurodollar Rate Loan shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment is a Base Rate Loan.

                              5. LETTERS OF CREDIT.

     5.1. LETTER OF CREDIT COMMITMENTS.

          5.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in ss.5.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more letters of credit prior to the Revolving Credit Loan Maturity Date (individually, a "Letter of Credit"), in such form as may be requested by the Borrower and agreed to by the Agent; PROVIDED, HOWEVER, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed Two Million Dollars ($2,000,000) at any one time and (b) the sum of
     (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Loans outstanding shall not exceed the lesser of (A) the Total Commitment and (B) the Borrowing Base.

          5.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

          5.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date no later than the date which is fourteen (14) Business Days prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs or, in the case of a Standby Letter of Credit, either the Uniform Customs or the International Standby Practices.

          5.1.4. REIMBURSEMENT OBLIGATIONS OF BANKS. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to ss. 5.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

          5.1.5. PARTICIPATIONS OF BANKS. Each such payment made by a Bank shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under ss.5.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to ss. 5.2.

     5.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,

          (a) except as otherwise expressly provided in ss.5.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment under or pursuant to such Letter of Credit, (i) the amount paid by the Agent under or pursuant to such Letter of Credit, and (ii) the amount of any customary taxes, fees, charges or other reasonable costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or pursuant to, such Letter of Credit,

          (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and

          (c) upon the termination of the Total Commitment or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.14, an amount equal to the then Maximum Drawing Amount of all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.

     Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this ss.5.2 at any time from the date such amounts become due and payable (whether as stated in this ss.5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in ss.6.10 for overdue principal of the Loans.

     5.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in ss.5.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at its Head Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, TIMES (ii) the amount equal to such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, TIMES
(iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment up to but excluding the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Agent, and the denominator of which is 365. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     5.4. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this ss.5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under ss. 5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

     5.5. RELIANCE BY ISSUER. To the extent not inconsistent with ss. 5.4, the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action requested by the Majority Banks unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Notes or of a Letter of Credit Participation.

     5.6. LETTER OF CREDIT FEE. The Borrower shall, on the date of issuance or any extension or renewal of any Letter of Credit and at such other time or times as such charges are customarily made by the Agent, pay a fee (in each case, a "Letter of Credit Fee") to the Agent for the accounts of the Banks in respect of each Letter of Credit equal to the Applicable Rate (as defined below) per annum of the face amount of such Letter of Credit, PLUS the Agent's customary issuance fee (which fee shall be solely for the account of the Agent). For the purposes of this ss.5.6, "Applicable Rate" shall mean the percentage rate per annum then in effect that the Borrower would pay with respect to Eurodollar Rate Loans as the Applicable Eurodollar Rate Margin as set forth in ss.2.5 of this Credit Agreement.

                         6. CERTAIN GENERAL PROVISIONS.

     6.1. FEES. The Borrower shall pay to the Agent on the Closing Date certain fees as previously agreed to in writing by and between the Borrower and the Agent. The Borrower shall pay to the Agent annually in advance, for the Agent's own account, a non refundable Agent's fee in the amount previously agreed to in writing by and between the Borrower and the Agent.

     6.2. FUNDS FOR PAYMENTS.

          6.2.1. PAYMENTS TO AGENT. All payments of principal, interest, Reimbursement Obligations, Letter of Credit Fees, commitment fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Boston, Massachusetts, area that the Agent may from time to time designate, in each case in immediately available funds.

          6.2.2. NO OFFSET, ETC. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

          6.2.3. COMPUTATIONS. All computations of interest on the Loans and of commitment fees and Letter of Credit Fees shall, unless otherwise expressly provided herein, be based on a 365-day or 366-day year, as the case may be, and paid for the actual number of days elapsed; PROVIDED, HOWEVER that interest on Eurodollar Rate Loans shall be based on a 360-day year. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Borrower shall notify the Agent or such Bank to the contrary. All agreements between the Borrower and any guarantor and the Banks are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to any Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Credit Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Banks in the execution, delivery and acceptance of this Credit Agreement to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever a Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest.

     6.3. INABILITY TO DETERMINE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and (iii) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

     6.4. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or change in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (i) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (ii) such Bank's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this ss.6.5, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

     6.5. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Loans or deposits obtained to fund Loans or Letters of Credit (other than taxes based upon or measured by the net profit or income of such Bank or the Agent); or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on the Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or the other Loan Documents; or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, assessment, liquidity, capital adequacy, or reserve or other similar requirement (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank; or

          (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, the Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans, the Letters of Credit, or such Bank's Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or

               (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon written demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate the Bank or the Agent for such additional cost, reduction, payment or foregone interest, Reimbursement Obligation or other sum.

     6.6. CAPITAL ADEQUACY. If after the date hereof any Bank or the Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law and including any determination by such central bank or other governmental authority that for purposes of capital adequacy requirements the Commitments hereunder do not constitute commitments with an original maturity of one year or less) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Bank or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Agent of a certificate in accordance with ss. 6.8 hereof.

Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     6.7. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to ss.6.6 or 6.7 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     6.8. INDEMNITY. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (i) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (ii) default by the Borrower in making a borrowing after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with ss.2.6 or ss.2.7 or (iii) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

     6.9. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

                           7. SECURITY AND GUARANTIES.

     7.1. SECURITY OF BORROWER. The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Borrower (other than Transferred Assets and the assets which have been transferred pursuant to, or are subject to a security interest under, any Sale Agreements existing as of the Closing Date) whether now owned or hereafter acquired, and a pledge of and perfected first priority lien on all of the issued and outstanding shares of ACFC pursuant to the terms of the Security Documents to which the Borrower is a party.

     7.2. GUARANTY AND SECURITY OF ACFC. The Obligations shall also be guaranteed pursuant to the terms of the Guaranty. The obligations of ACFC under the Guaranty shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of ACFC, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which ACFC is a party.

                       8. REPRESENTATIONS AND WARRANTIES.

         The Borrower and ACFC each represents and warrants to the Banks and the Agent as follows:

     8.1. CORPORATE AUTHORITY.

          8.1.1. INCORPORATION; GOOD STANDING. Each of the Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or its Subsidiaries taken as a whole.

          8.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

          8.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     8.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained except to the extent financing statements are required to be filed to perfect the security interest granted pursuant to the Security Documents.

     8.3. TITLE TO PROPERTIES; LEASES. Except as indicated on SCHEDULE 8.3 hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     8.4. FINANCIAL STATEMENTS AND PROJECTIONS.

          8.4.1. FINANCIAL STATEMENTS. There has been furnished to the Agent a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income for the fiscal year then ended, certified by the Borrower's independent certified public accountants. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. Other than as set forth on SCHEDULE 8.4.1, there are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts and of a nature customarily reflected on a balance sheet in accordance with generally accepted accounting principles consistently applied, known to the officers of the Borrower not disclosed in said balance sheet and the related notes thereto.

          8.4.2. PROJECTIONS. The projections of the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2000 and 2001 fiscal years, copies of which have been delivered to each Bank, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of the Borrower or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

     8.5. NO MATERIAL ADVERSE CHANGES, ETC. Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect in the aggregate on the business or financial condition of the Borrower and its Subsidiaries. Since the Balance Sheet Date, the Borrower has not made any Distribution.

     8.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     8.7. LITIGATION. Other than as set forth on SCHEDULE 8.7, there are no actions, suits, proceedings or investigations of any kind pending, or to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower and its Subsidiaries, taken as a whole, or materially impair the right of the Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto. For purposes of this ss.8.7, any counterclaim by a Customer in response to a collection action shall not be deemed to be material unless such counterclaim is reasonably likely to result in an uninsured liability in excess of $500,000.

     8.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole. Neither the Borrower nor its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of the Borrower and its Subsidiaries, taken as a whole.

     8.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could materially and adversely affect the financial condition, properties or business of the Borrower or any of its Subsidiaries.

     8.10. TAX STATUS. The Borrower and its Subsidiaries (i) have made or filed (or timely filed an extension to file) all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject or an extension to file has been timely filed, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

     8.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

     8.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     8.13. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or rights thereunder.

     8.14. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses other than Permitted Liens. The Borrower and ACFC are the owners of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     8.15. CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     8.16. EMPLOYEE BENEFIT PLANS.

          8.16.1. IN GENERAL. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. Neither the Borrower nor any ERISA Affiliate maintains or contributes to any Guaranteed Pension Plan.

          8.16.2. TERMINABILITY OF WELFARE PLANS. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA). The Borrower or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or such ERISA Affiliate without liability to any Person.

          8.16.3. GUARANTEED PENSION PLANS. Neither the Borrower or any ERISA Affiliate maintains or contributes to any Guaranteed Pension Plan.

          8.16.4. MULTIEMPLOYER PLANS. Neither the Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

     8.17. REGULATIONS U AND X. The proceeds of the Loans shall be used for working capital purposes. No portion of any Loan which is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" will be secured directly or indirectly by "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible

Securities being underwritten or privately placed by a Section 20 Subsidiary, or
(c) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a
Section 20 Subsidiary and issued by or for the benefit of the Borrower or any Subsidiary or other Affiliate of the Borrower.

     8.18. ENVIRONMENTAL COMPLIANCE. The Borrower has taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

          (a) none of the Borrower or any of its Subsidiaries is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower or any of its Subsidiaries;

          (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation: any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c) except as set forth on SCHEDULE 8.18 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower or any of its Subsidiaries, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

          (d) none of the Borrower and its Subsidiaries, or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby or to the effectiveness of any other transactions contemplated hereby.

     8.19. SUBSIDIARIES, ETC. The Securitization Subsidiaries and ACFC are the only Subsidiaries of the Borrower. Except as set forth on SCHEDULE 8.19 hereto, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other person. Each of the Securitization Subsidiaries and ACFC have no Subsidiaries.

     8.20. BANK ACCOUNTS. SCHEDULE 8.20 sets forth the account numbers and location of all bank accounts of the Borrower or any of its Subsidiaries; PROVIDED, HOWEVER, that the Borrower, ACFC and the Securitization Subsidiaries may maintain bank accounts not listed on SCHEDULE 8.20 so long as the aggregate amount contained in such accounts does not at any time exceed $200,000.

     8.21. ELIGIBLE ACCOUNTS RECEIVABLE, EQUIPMENT AND CONTRACTS. Each Account Receivable included in Eligible Accounts Receivable meets the following criteria:

          (a) Either the Borrower or ACFC is the sole legal owner of the Account Receivable, the Contracts and the Equipment (or will have a first priority security interest in the Equipment), free and clear of all liens other than Permitted Liens.

          (b) Each of the Contracts is a legal, valid and binding full recourse obligation of the Obligor thereunder, enforceable by the Borrower or ACFC and their respective assigns against such Obligor in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and by any and all applicable requirements of any federal, state or local law including, without limitation, usury, truth-in-lending and equal credit opportunity laws applicable to each Contract have been complied with.

          (c) The Borrower and ACFC, and to the best of their respective knowledge, the other parties to such Contract, had all requisite authority and capacity to enter into such Contract; and no Obligor has been released, in whole or in part, from any of its obligations in respect of any Contract.

          (d) Except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles, the obligation of each Obligor to pay all amounts owed under each of the Contracts to which such Obligor is a party throughout the term thereof is and will be unconditional, without any right of set-off or counterclaim or any defense by such Obligor, and without regard to any event affecting the Equipment, if any, subject to such Contract, any claim of such Obligor against the Borrower or ACFC or any change in circumstance of such Obligor or any other circumstance whatsoever.

          (e) There will be no facts or circumstances existing as of the relevant time which give rise to any right of rescission, offset, counterclaim or defense, including the defense of usury, to the obligations of any Obligor, including the obligation of such Obligor to pay all amounts due thereunder, with respect to any Contract to which such Obligor is a party; and neither the operation of any of the terms of any Contract nor the exercise of any right thereunder will render such Contract unenforceable in whole or in part or subject to any right of rescission, offset, counterclaim or defense, including the defense of usury (other than limitations on enforcement as a result of bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles), and no such right of rescission, offset, counterclaim or defense has been asserted with respect thereto.

          (f) No Contract, and no provision of any Contract, has been amended, terminated, altered, waived or modified since inception in any respect that is adverse to the interests of the Borrower or ACFC except for reissues that are consistent with Borrower's past practices, no Contract has been satisfied, canceled or subordinated, in whole or in part, or rescinded, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination or rescission, except for Contracts that have been prepaid in full.

          (g) No Obligor has been released by the Borrower or ACFC from the terms of the related Contract.

          (h) Each Contract was originated or acquired in (1) in the Borrower's ordinary course of business, in accordance with the Borrower's Credit Policy or (2) in ACFC's ordinary course of business, in accordance with ACFC's Credit Policy. Each Contract is of a type customarily in use in the leasing or financing business and has not been found, in the Agent's reasonable judgment, to be unacceptable.

          (i) Each Obligor is a resident of the United States of America and is not the Borrower or ACFC or an Affiliate of the Borrower or ACFC.

          (j) Each Contract requires the Obligor to assume all risk of loss or malfunction of the related Equipment, if any. Each Contract requires the Obligor to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the related Equipment, if any. No Contract permits early termination or prepayment, unless the amount required to be paid by or on behalf of Obligor in respect thereof is equal to or greater than the applicable termination amount as set forth in such Contract. No Contract provides for the substitution, exchange or addition of any Equipment subject thereto, if any, which would result in any reduction of the amount of payments or change the timing of payments due under such Contract.

          (k) There are no proceedings or investigations pending against the Borrower or ACFC or, to the best of their respective knowledge, threatened or otherwise pending before any court, regulatory body, administrative agency or other tribunal or government instrumentality (A) asserting the invalidity or unenforceability of any Contract, (B) seeking to prevent payment and performance of any Contract, or (C) seeking any determination or ruling that might, in the aggregate, adversely and materially affect the validity or enforceability of any Contract.

          (l) Each of the Borrower and ACFC has duly performed all material obligations on its part required to be performed by it under or in connection with each Contract, and has done nothing to materially impair its rights thereunder.

          (m) Each Contract is either an "account" (as defined in Section 9-106 of the UCC) or "chattel paper" (as defined in Section 9-105 of the UCC) or an "instrument" (as defined in Section 9-105 of the UCC). If the Contract is chattel paper, then (i) there is only one counterpart of the Contract that constitutes "chattel paper" for purposes of Section 9-105(b) and 9-308 of the UCC and (ii) either the Borrower or ACFC, as applicable, has a first priority security interest in the Equipment that is the subject of the Contract.

          (n) Each Contract requires the related Obligor to maintain the related Equipment, if any, in good and workable order. Each Contract requires the related Obligor to obtain and maintain physical damage insurance on the Equipment subject thereto, if any, and to name the lessor or lender thereunder as loss payee and an additional insured with respect thereto. The Agent is named as loss payee under all of the Borrower's or ACFC's physical damage insurance on the Equipment, if any (other than insurance of the Borrower or ACFC maintained under Borrower's or ACFC's lessee insurance program, as the case may be, pursuant to equipment leases with its lessees). To the best of the Borrower's and ACFC's knowledge, the Equipment, if any, was properly delivered to each Obligor in good repair, without defects and in satisfactory order and the related Equipment, if any, is in good operating condition and repair. To the best of the Borrower's and ACFC's knowledge, the related Equipment, if any was accepted by the Obligor after reasonable opportunity to inspect and test the same and no Obligor has informed the Borrower or ACFC of any defects therein.

          (o)  No Contract constitutes a "consumer lease" under the UCC.

          (p) The Borrower and ACFC have marked their computer records to reflect the interest granted to the Agent hereunder.

          (q) Each Contract permits the rights with respect to such Contract, and all collateral related thereto, to be assigned by either the Borrower or ACFC, as applicable, without the consent of any Person.

          (r) The Borrower or ACFC, as applicable, shall have taken actions with respect to the collateral in respect of each Contract related to any Account Receivable which has an outstanding balance equal to or greater than $5,000 as is necessary to insure that the Borrower or ACFC, as applicable, maintains, as against the Obligor thereunder a perfected security interest in any collateral of the Obligor relating thereto free and clear of adverse claims, or in the case of any Lease, to ensure that the Borrower or ACFC, as the case may be, would maintain such a perfected security interest in the event that a court or other Person were to determine that such Lease purported to transfer to the Obligor an ownership (rather than a leasehold) interest in the Equipment subject thereto.

          (s) The Borrower or ACFC, as applicable, shall have taken actions with respect to the Accounts Receivable to ensure that the Agent, for the benefit of itself and the Banks, has a priority perfected security interest in such Accounts Receivable free and clear of any adverse claims, including, without limitation, delivery of any applicable Contract Files.

     8.22. SUBORDINATED DEBT. The Obligations constitute "Secured Portfolio Debt" under the terms of the Indenture and are entitled to the full benefit of the subordination provisions contained in Article XI of the Indenture.

     8.23. YEAR 2000 COMPLIANCE. The Borrower has reviewed all material areas within its business and operations which could be adversely affected by, and has developed and implemented a program to address on a timely basis, the Year 2000 Compliance. Based on such review and program, the Year 2000 Compliance should not have a material adverse effect on its business and operations.

                    9. AFFIRMATIVE COVENANTS OF THE BORROWER.

     The Borrower and ACFC each covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder:

     9.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and the commitment fees, the Letter of Credit Fees and the Agent's fee provided for in this Credit Agreement, all in accordance with the terms of this Credit Agreement and the Notes.

     9.2. MAINTENANCE OF OFFICE. The Borrower will, and will cause each of its Subsidiaries (other than ACFC) to maintain its chief executive office in Boston, Massachusetts or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrower and its Subsidiaries in respect of the Loan Documents may be given or made. ACFC will maintain its chief executive office in West Hartford, Connecticut, or at such other place in the United States of America as ACFC shall designate upon written notice to the Agent, where notices, presentations and demands to or upon ACFC in respect of the Loan Documents may be given or made.

     9.3. RECORDS AND ACCOUNTS. The Borrower will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves in accordance with generally accepted accounting principles.

     9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to each of the Banks:

          (a) as soon as practicable, but in any event not later than one hundred (100) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries and the consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, the consolidated statements certified without qualification by Deloitte & Touche or by other independent certified public accountants satisfactory to the Agent;

          (b) as soon as practicable, but in any event not later than forty-eight (48) days after the end of each of the first three (3) fiscal quarters of the fiscal year of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the unaudited consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of EXHIBIT D hereto and setting forth in reasonable detail computations evidencing compliance with the applicable covenants contained in ss.9 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

          (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower;

          (e) within three (3) Business Days after the end of each calendar month, a Borrowing Base Report setting forth the Borrowing Base as at the end of such month; PROVIDED, HOWEVER, that either the Borrower or the Agent may elect to convert to weekly reporting by giving the Agent or the Borrower, as the case may be, thirty (30) days prior written notice and may re-convert to monthly reporting by giving the Agent or the Borrower, as the case may be, thirty (30) days prior written notice;

          (f) within fifteen (15) days after the end of each calendar month, an Accounts Receivable aging report;

          (g) from time to time upon request of the Agent, projections of the Borrower and its Subsidiaries updating those projections delivered to the Banks and referred to in ss.8.4.2 or, if applicable, updating any later such projections delivered in response to a request pursuant to this ss.9.4(g);

          (h) within 5 days of receipt of the same by the Borrower copies of the monthly settlement reports under the Bravo Facility Documents or the Capital Facility Documents and from time to time if the Agent or any Bank so requests copies of (i) other reports delivered under the Bravo Facility Documents or the Capital Facility Documents and (ii) other financial data and information with respect to the Borrower or any of its Subsidiaries;

          (i) within fifteen (15) days after the Agent's request, the monthly management report for ACFC;

          (j) as soon as practicable, but in any event not later than one hundred (100) days after the end of each fiscal year of ACFC, copies of any reports prepared by management with respect to the financial conditions and results of operation of ACFC;

          (k) as soon as practicable, but in any event not later than forty-eight (48) days after the end of each of the first three fiscal quarters of the fiscal year of ACFC, copies of any reports prepared by management with respect to the financial condition and results of operation of ACFC; and

          (l) from time to time, such other information regarding the financial condition and results of operation of the Borrower or ACFC as any of the Banks or the Agent shall reasonably request.

     9.5. NOTICES.

          9.5.1. DEFAULTS. The Borrower will promptly notify the Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or in respect of a claimed default under any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, if such claimed default is material to the business or the financial condition of the Borrower, the Borrower shall forthwith give written notice thereof to each of the Banks, describing the notice or action and the nature of the claimed default.

          9.5.2. ENVIRONMENTAL EVENTS. The Borrower will promptly give notice to the Agent (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and
     (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any of its Subsidiaries or the Agent's security interests pursuant to the Security Documents.

          9.5.3. NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Borrower will, immediately upon becoming aware thereof, notify the Agent in writing of any setoff, claims, withholdings or other defenses in excess of $500,000 in the aggregate to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject.

          9.5.4. NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $500,000.

     9.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries. It (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order, reasonable wear and tear excepted, and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; PROVIDED that nothing in this ss.9.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

     9.7. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas; PROVIDED, HOWEVER, that the Borrower shall not be required to maintain such insurance with respect to Equipment which it leases or transfers to third parties pursuant to an equipment lease or a conditional sales agreement to the extent that the lessee thereon maintains such insurance pursuant to the terms of its equipment lease or conditional sales agreement with the Borrower. Such insurance shall be in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of ss.10.1 of the Security Agreements.

     9.8. TAXES. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges (other than taxes, assessments and other governmental charges imposed by foreign jurisdictions that in the aggregate are not material to the business or assets of the Borrower on an individual basis or of the Borrower and its Subsidiaries on a consolidated basis) imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and PROVIDED FURTHER that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     9.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

          9.9.1. GENERAL. The Borrower shall permit the Banks, through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its

     Subsidiaries to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request.

          9.9.2. COLLATERAL REPORTS. No more frequently than once each calendar quarter, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent a report of an independent collateral auditor satisfactory to the Agent (which may be affiliated with any of the Banks) with respect to the Accounts Receivable included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective Customers and the billing practices of the Borrower or its applicable Subsidiary) and inventory (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Borrower; PROVIDED, HOWEVER, that the liability of the Borrower for such expenses shall be limited to $25,000 during any fiscal year of the Borrower so long as no Event of Default has occurred and is continuing.

          9.9.3. COMMUNICATION WITH ACCOUNTANTS. The Borrower authorizes the Agent and, if accompanied by the Agent, the Banks to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries, PROVIDED, HOWEVER, that a representative of Borrower shall be entitled to be present at any meeting between or among the Agent, the Banks and the Borrower's independent certified accountants. At the request of the Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this ss.9.9.3.

     9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, and will cause each of its Subsidiaries to, comply with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its charter documents and by-laws,
(iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments; PROVIDED, HOWEVER, that a failure to do so shall not be deemed a Default or an Event of Default to the extent that it would not be reasonably likely to have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries, taken as a whole. If at any time while any Loan or Note is outstanding or either Bank has any obligation to make Loans hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will immediately take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Banks with evidence thereof.

     9.11. EMPLOYEE BENEFIT PLANS. The Borrower will (i) promptly upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and
(ii) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA.

     9.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely for working capital purposes.

     9.13. BANK ACCOUNTS. The Borrower will, and will cause each of its Subsidiaries (other than the Securitization Subsidiaries) to, together with the employees, agents and other Persons acting on behalf of the Borrower or such Subsidiary, to cause all payments constituting proceeds of Accounts Receivable or other Collateral to be paid into a lockbox designated by the Agent and, in the event any such proceeds are received, by any of them to receive and hold in trust for the Agent and the Banks all payments constituting proceeds of Accounts Receivable or other Collateral which come into their possession or under their control and, immediately upon receipt thereof, deposit such payments in the form received, with any appropriate endorsements, in one of the accounts designated as a central depository account on SCHEDULE 8.20.

     9.14. CREDIT POLICIES. The Borrower will, and will cause ACFC to furnish to the Agent a copy of the most recent Credit Policy of the Borrower and of ACFC and to promptly furnish to the Agent any amendments to such Credit Policies. The Borrower and ACFC shall comply in all material respects with the Credit Policy and the ACFC Credit Policy, as applicable, in regard to each Account Receivable and any related Contracts.

     9.15. PERFECTED SECURITY INTEREST UNDER CONTRACTS. The Borrower or ACFC, as applicable, shall take such actions with respect to the Equipment related to each Contract with respect to any Account Receivable where such Equipment has a fair market value equal to or greater than $5,000 as is necessary to ensure that the Borrower or ACFC, as applicable, maintains against the Obligor thereunder a perfected security interest in any collateral of the Obligor relating thereto free and clear of adverse claims, or in the case of any Lease, to ensure that the Borrower or ACFC, as the case may be, would maintain such a perfected security interest in the event that a court or other Person were to determine that such Lease purported to transfer to the Obligor an ownership (rather than a leasehold) interest in the Equipment subject thereto.

     9.16. PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS. The Borrower and ACFC, as applicable, shall at its own expense timely and fully perform and comply in all material respects, with all material provisions, covenants and other promises required to be observed by it under the Contracts.

     9.17. FURTHER ASSURANCES. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents. Upon receipt of an affidavit of an officer of a Bank as to the loss, theft, destruction or mutilation of a Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, the Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

                 10. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

     The Borrower and ACFC each covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit hereunder:

     10.1. RESTRICTIONS ON INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

          (b) current liabilities of the Borrower incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss. 9.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) Subordinated Debt;

          (g) obligations under Capitalized Leases not exceeding $1,000,000 in aggregate amount at any time outstanding;

          (h) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or any Subsidiary of the Borrower, PROVIDED that the aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries shall not exceed the aggregate amount of $1,000,000 at any one time;

          (i) Indebtedness existing on the date of this Credit Agreement and listed and described on SCHEDULE 10.1 hereto;

          (j) Indebtedness of Subsidiaries of the Borrower to the Borrower so long as (a) such Subsidiary has made a guaranty in favor of the Banks and the Agent pursuant to which such Subsidiary guaranties to the Banks and the Agent the payment and performance of the Obligations in form and substance satisfactory to the Banks and the Agent and (b) the obligations of such Subsidiary (other than the Securitization Subsidiaries) under such guaranty are in turn secured by a perfected first priority security interest (subject only to the Permitted Liens entitled to priority under applicable law) in all the assets of such Subsidiary, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Subsidiary is a party;

          (k) Indebtedness incurred by Capital pursuant to the Capital Lease-Receivables Purchase Agreement;

          (l) Indebtedness incurred by Bravo pursuant to the Bravo Facility Documents; and

          (m) Indebtedness incurred by the Borrower pursuant to the Sale Agreements, PROVIDED THAT no Event of Default has occurred and is continuing at the time such Indebtedness is incurred and PROVIDED FURTHER that the sum of (i) aggregate outstanding principal amount of such Indebtedness of the Borrower under such Sale Agreements and (ii) other proceeds received by the Borrower under such Sale Agreements and not characterized as Indebtedness shall not exceed $50,000,000 at any time.

     10.2. RESTRICTIONS ON LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character (including the capital stock of the Securitization Subsidiaries) whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; PROVIDED that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

          (a) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

          (b) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

          (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (d) liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted byss.10.1(d);

          (e) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

          (f) encumbrances consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

          (g) presently outstanding liens listed on SCHEDULE 10.2(G) hereto;

          (h) purchase money security interests in or purchase money mortgages on real or personal property, incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired and secure Indebtedness permitted under ss.10.1(h) hereof;

          (i) liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents;

          (j) liens on "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224;

          (k) liens granted by Capital in connection with the Capital Lease-Receivables Purchase Agreement;

          (l) liens granted by Bravo in connection with the Bravo Facility Documents; and

          (m) liens granted by the Borrower to financial institutions on assets which are sold or otherwise transferred pursuant to the Sale Agreements.

     10.3. RESTRICTIONS ON INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

          (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

          (c) (i) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's Ratings Group, and (ii) securities commonly known as "short-term bank notes" issued by any Bank denominated in Dollars which at the time of purchase have been rated and the ratings for which are not less than "P 2" if rated by Moody's Investors Services, Inc., and not less than "A 2" if rated by Standard and Poor's Ratings Group;

          (d) Investments existing on the date hereof and listed on SCHEDULE
     10.3 hereto;

          (e) Investments with respect to Indebtedness permitted by ss. 10.1(j) so long as (i) such entities remain Subsidiaries of the Borrower, (ii) the aggregate amount of incremental Investments made by the Borrower and its subsidiaries in ACFC does not exceed $20,000,000 during the period of twelve consecutive months commencing on the Closing Date and does not exceed $15,000,000 thereafter;

          (f) Investments consisting of the Guaranty, Investments by the Borrower in Subsidiaries of the Borrower existing on the Closing Date, Investments made pursuant to the Bravo Facility Documents or Investments in connection with the Capital Lease-Receivables Purchase Agreement;

          (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted byss.10.5.2;

          (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $750,000 in the aggregate at any time outstanding;

          (i) Investments not otherwise permitted by this ss.10.3, PROVIDED, THAT the aggregate amount of such Investments shall not exceed $1,000,000; and

          (j) Investments consisting of purchase by the Borrower of the Borrower's Common Stock, $0.01 par value, to the extent permitted pursuant to Section 10.4.

PROVIDED, HOWEVER, that, with the exception of demand deposits referred to in ss.10.3(b) and loans and advances referred to in ss.10.3(h), such Investments will be considered Investments permitted by this ss.10.3 only if all actions have been taken to the satisfaction of the Agent to provide to the Agent, for the benefit of the Banks and the Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens.

     10.4. DISTRIBUTIONS. The Borrower will not make any Distributions; provided that so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may purchase shares of the Borrower's Common Stock, $0.01 par value, for an aggregate consideration for all such purchases after December 1, 1996 not exceeding $5,000,000. The Borrower will not permit ACFC to make any Distributions if a Default or Event of Default has occurred and is continuing at the time of the proposed Distribution or would result therefrom.

     10.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

          10.5.1. MERGERS AND ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with industry practices).

          10.5.2. DISPOSITION OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the disposition of assets in the ordinary course of business, consistent with industry practices, PROVIDED, HOWEVER, that such disposition of assets in the ordinary course of business shall not include a transfer of a material amount of Customer Receivables without the prior written approval of the Banks. Notwithstanding the foregoing provisions of this ss.10.5.2 and so long as no Event of Default has occurred and is continuing, the Borrower and its Subsidiaries may dispose of assets pursuant to the Bravo Purchase Agreement, the Capital Lease-Receivables Purchase Agreement, the Bravo Lease Receivables Purchase Agreement and the Sale Agreements; PROVIDED that the sum of (i) aggregate principal amount of Indebtedness outstanding under the Sale Agreements plus
     (ii) all other proceeds received by the Borrower under such Sale Agreements and not characterized as Indebtedness shall not in any event exceed $50,000,000.

     10.6. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

     10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower will not, and will not permit any of its Subsidiaries to, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the Real Estate,
(iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law, in any case in a manner which could reasonably be expected to have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries, taken as a whole.

     10.8. OTHER DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, (a) amend, supplement or otherwise modify the terms of any Subordinated Debt or prepay, redeem or repurchase any Subordinated Debt (other than, so long as no Default or Event of Default exists or would result from any such repurchase, repurchases of Subordinated Debt pursuant to Section 4.16 of the Senior Subordinated Note Indenture that do not exceed (i) $250,000 in principal amount (plus accrued interest), in the aggregate with respect to all holders of Subordinated Debt, in any calendar year or (ii) $25,000 in principal amount (plus accrued interest), in the aggregate with respect to any single holder of Subordinated Debt, in any calendar year) or (b) other than the Securitization Subsidiaries, prepay, redeem or repurchase Indebtedness outstanding under the Bravo Credit Agreement, the Capital Purchase Agreement or the Sale Agreements.

     10.9. EMPLOYEE BENEFIT PLANS. Neither the Borrower nor any ERISA Affiliate will:

          (a) engage in any "prohibited transaction" within the meaning of ss. 406 of ERISA or ss. 4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur a material "accumulated funding deficiency", as such term is defined in ss. 302 of ERISA, whether or not such deficiency is or may be waived; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance of a material amount on the assets of the Borrower or any of its Subsidiaries pursuant to ss. 302(f) or ss. 4068 of ERISA; or

          (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss. 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     10.10. BANK ACCOUNTS. The Borrower will not, and will not permit any of its Subsidiaries to, (i) establish any bank accounts other than those listed on
SCHEDULE 8.20 without the Agent's prior written consent, (ii) violate directly or indirectly any bank agency or lock box agreement in favor of the Agent for the benefit of the Banks and the Agent with respect to such account, or (iii) deposit into any of the payroll accounts listed on SCHEDULE 8.20 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts.

     10.11. SECURITIZATION SUBSIDIARIES STOCK. The Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to any shares of stock of the Securitization Subsidiaries.

     10.12. CHANGE IN CREDIT POLICY. The Borrower shall not make any change in the character of its business or in its Credit Policy, which change would, in either case, impair the collectibility of any Contract. ACFC shall not make any change in the character of its business or in the ACFC Credit Policy, which change would, in either case, impair the collectibility of any Contract.

                    11. FINANCIAL COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     11.1. DEBT RATIO. The Borrower will not permit at any time the Debt Ratio to be greater than 7.5:1.00.

     11.2. CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $35,000,000 PLUS (ii) on a cumulative basis, 75% of positive Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter commencing on or after October 1, 1999, PLUS (iii) 100% of the proceeds of any sale by the Borrower or any of its Subsidiaries of (A) equity securities issued by the Borrower or any of its Subsidiaries, or (B) warrants or subscription rights for equity securities issued by the Borrower or any of its Subsidiaries.

     11.3. INTEREST COVERAGE. The Borrower will not permit the ratio of (i) Consolidated Earnings Before Interest and Taxes for any period of four consecutive fiscal quarters (treated as a single accounting period), to (ii) Consolidated Total Interest Expense for such period, to be less than 1.15 to
1.00 at any time.

     11.4. CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures during any fiscal year that exceed, in the aggregate, $1,000,000.

     11.5. CONTRACTUALLY DELINQUENT CUSTOMER RECEIVABLES TO GROSS CUSTOMER RECEIVABLES RATIO. The Borrower will not permit the sum of Borrower's Contractually Delinquent Customer Receivables to exceed 9% of Borrower's Gross Customer Receivables, at any time.

     11.6. RESERVES TO CONTRACTUALLY DELINQUENT CUSTOMER RECEIVABLES. The Borrower will not, at the end of any fiscal quarter, permit Reserves with respect to the Borrower and its Subsidiaries to be less than 50% of the sum of Contractually Delinquent Customer Receivables of the Borrower and its Securitization Subsidiaries.

     11.7. ALLOWANCE FOR DOUBTFUL ACCOUNTS. The Borrower will not permit the allowance for doubtful accounts for the Borrower and its Subsidiaries (as determined in accordance with generally accepted accounting practices), to be less than 2% of the Net Investment in Leases and Notes for the Borrower and its Subsidiaries, at any time. ACFC will not permit ACFC's allowance for doubtful accounts (as determined in accordance with generally accepted accounting practices), to be less than 1% of ACFC's Net Investment in Leases and Notes, at any time.

     11.8. COLLECTIONS TO BILLINGS. The Borrower will not permit, at the end of any calendar month with respect to the preceding three month period, the average Collections of the Borrower and its Subsidiaries to be less than 94% of Billings of the Borrower and its Subsidiaries.

     11.9. LEASES. The Borrower will not, and will not permit any of its Subsidiaries to, as lessee, enter into, permit to exist, or renew any agreements to rent or lease any real or personal property if the aggregate amount of Rental Obligations accrued and to accrue under all such agreements will exceed $5,000,000.

     11.10. EQUIPMENT SUPPLIER CONCENTRATION. The aggregate of Accounts Receivable of the Borrower and its Subsidiaries generated after June 23, 1994 through the financing of Equipment supplied by any single Equipment Supplier shall not exceed 50% of total Accounts Receivable of the Borrower and its Subsidiaries.

                             12. CLOSING CONDITIONS.

     The obligations of the Banks to make the initial Loans and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the date hereof:

     12.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

     12.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Banks shall have received from the Borrower and ACFC, (i) a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of
(A) its charter or other incorporation documents as in effect on such date of certification, and (B) its by-laws as in effect on such date, or (ii) a certificate executed by a duly authorized officer of such Person certifying that there have been no changes to such charter documents or by-laws since May 15, 1995 and that the copies of such documents delivered to the Banks on May 15, 1995, were, as of the date of original delivery, and are, as of the date hereof, true and correct copies of such documents as in effect at such time, and (iii) certificates of good standing or authorization to do business from the secretary of state of each of

Delaware and Massachusetts with respect to the Borrower and Delaware and Connecticut with respect to ACFC.

     12.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrower and ACFC of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     12.4. INCUMBENCY CERTIFICATE. Each of the Banks shall have received from the Borrower and ACFC an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of the Borrower of such Subsidiary, each of the Loan Documents to which the Borrower or such Subsidiary is or is to become a party; (ii) in the case of the Borrower, to make Loan Requests and Conversion Requests; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

     12.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

     12.6. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Agent shall have received from each of the Borrower and ACFC, a completed and fully executed Perfection Certificate or a certificate of the Secretary or Assistant Secretary of the Borrower and ACFC, as the case may be, certifying that the information set forth in the Perfection Certificates delivered to the Agent on May 15, 1995 remains true and complete in all respects as of the Closing Date (other than with respect to Schedules 6(A), 6(B) and 9 thereto, copies of which changed Schedules shall have been received by each of the Banks) and the results of UCC searches with respect to its Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

     12.7. CERTIFICATES OF INSURANCE. The Agent shall have received (i) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

     12.8. BANK AGENCY AGREEMENTS. The Agent shall have received an agreement, in form and substance satisfactory to the Agent, from each bank at which the Borrower or ACFC maintains depository accounts at which the Borrower or ACFC at any time has a balance of $100,000 or more (including bank agency or lock box agreements but excluding accounts for which availability is swept daily into accounts maintained by the Borrower or ACFC at Fleet) concerning the Agent's security interest for the benefit of the Banks and the Agent in such accounts.

     12.9. BORROWING BASE REPORT. The Agent shall have received from the Borrower the initial Borrowing Base Report dated as of the Closing Date.

     12.10. ACCOUNTS RECEIVABLE AGING REPORT. The Agent shall have received from the Borrower the most recent Accounts Receivable aging report of the Borrower and its Subsidiaries dated as of a date which shall be no more than fifteen (15) days prior to the Closing Date and the Borrower shall notify the Agent in writing on the Closing Date of any material deviation from the Accounts Receivable values reflected in such Accounts Receivable aging report and shall provide the Agent with such supplementary documentation as the Agent may reasonably request.

     12.11. SOLVENCY CERTIFICATE Each of the Banks shall have received an officer's certificate of the Borrower dated as of the Closing Date as to the solvency of the Borrower and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Banks.

     12.12. OPINION OF COUNSEL. Each of the Banks and the Agent shall have received a favorable opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from Hill & Barlow counsel to the Borrower and its Subsidiaries.

                        13. CONDITIONS TO ALL BORROWINGS.

     The obligation of the Banks to make any Loans and of the Agent to issue, extend or renew any Letters of Credit whether on or after the Closing Date shall be subject to the satisfaction of each of the following conditions precedent:

     13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     13.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

     13.3. GOVERNMENTAL REGULATION. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     13.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     13.5. BORROWING BASE REPORT. The Agent shall have received the most recent Borrowing Base Report required to be delivered to the Agent in accordance with ss.9.4(e) and, if requested by the Agent, a Borrowing Base Report dated within one (1) day of the Drawdown Date of the requested Loan or the issuance, extension or renewal of the requested Letter of Credit.

                    14. EVENTS OF DEFAULT; ACCELERATION; ETC.

     14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower shall fail to pay any interest on the Loans, the commitment fee, any Letter of Credit Fee, the Agent's fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) the Borrower shall (i) fail to comply with any of its covenants contained in (i) ss. ss. 9.4, 10.1 through 10.6, or 11 or (ii) fail to comply with any of its covenants contained in ss. ss. 9.1 through 9.3, ss. ss. 9.5 through 9.17 and ss. ss. 10.7 through 10.12 for a period exceeding ten (10) days;

          (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss. 14.1) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Agent;

          (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof and which default is not waived by the parties thereto;

          (g) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $500,000;

          (j) the holders of all or any part of the Subordinated Debt or Indebtedness under the Bravo Facility Documents shall accelerate the maturity of all or any part of such debt or such debt shall be prepaid, redeemed or repurchased in whole or in part; PROVIDED, HOWEVER, that (A) early termination of the Bravo Credit Agreement by Bravo pursuant to the terms thereof shall not constitute an acceleration by such holders; (B) payments by Bravo pursuant to Sections 2.05(b) and 2.05(c) of the Bravo Purchase Agreement or Sections 2.04(d) or 2.04(e) of the Bravo Lease Receivables Purchase Agreement shall not constitute prepayment of Indebtedness under the Bravo Credit Agreement; and (C) repurchases of Subordinated Debt pursuant to Section 4.16 of the Senior Subordinated Note Indenture that do not exceed (i) $250,000 in principal amount (plus accrued interest) in the aggregate with respect to all holders of Subordinated Debt in any calendar year or (ii) $25,000 in principal amount (plus accrued interest) in the aggregate with respect to any single holder of Subordinated Debt in any calendar year, shall not constitute a Default or Event of Default pursuant to this subsection 14.1(j);

          (k) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in substantially all of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the loan documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (l) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $100,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

          (m) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty
     (30) days;

          (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
     (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries, taken as a whole;

          (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries, taken as a whole;

          (p) the Borrower or any of its Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against the Borrower or any of its Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of the Borrower or such Subsidiary included in the Borrowing Base or any assets of the Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $100,000;

          (q) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of fifty-one percent (51%) or more of the outstanding shares of common stock of the Borrower or any "Change in Control" shall occur under the terms of the Indenture;

          (r) the occurrence of a Bravo Event of Termination and the expiration of any applicable cure period available to Bravo under the Bravo Purchase Agreement or a Wind-Down Event and the expiration of any applicable cure period available to Bravo under the Bravo Facility Documents;

          (s) the occurrence of any default or any event of default under any of the Sale Agreements;

          (t) the Borrower shall cease to own one hundred percent (100%) of the outstanding shares of common stock of ACFC; or

          (u) the occurrence of a Capital Event of Termination and the expiration of any applicable cure period available to Capital under the Capital Purchase Agreement or a Capital Wind-Down Event and the expiration of any applicable cure period available to Capital under the Capital Lease-Receivables Purchase Agreement or a Capital Servicing Termination Event and the expiration of any applicable cure period available to Capital under the Capital Facility Documents;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes, the other Loan Documents, and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED that in the event of any Event of Default specified in ss.14.1(g), 14.1(h), 14.1(j) or 14.1(q), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

     14.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in ss.14.1(g), ss.14.1(h), ss.14.1(j) or 14.1(q) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all obligations to make Loans to the Borrower and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letters of Credit on such date are not satisfied, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any such notice is given to the Borrower the Agent will forthwith furnish a copy thereof to each of the Banks. No termination of the credit hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to any of the Banks arising under other agreements or instruments.

     14.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Agent shall have accelerated the maturity of the Loans pursuant to ss.14.1, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     14.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the security documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent or any of the Banks for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent or any of the Banks in connection with the collection of such monies by the Agent or any of the Banks, for the exercise, protection or enforcement by the Agent or any of the Banks of all or any of the rights, remedies, powers and privileges of the Agent or any of the Banks under this Credit Agreement or any of the other loan documents or in respect of the collateral and supports the provision of adequate indemnity to the Agent or any of the Banks against all taxes or liens which by law shall have, or may have, priority over the rights of the Agent or any of the Banks to such monies;

          (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; PROVIDED, HOWEVER, that distributions in respect of such Obligations shall be made (i) PARI PASSU among Obligations with respect to the Agent's fee payable under ss.4.1 and all other Obligations and (ii) with respect to each type of Obligation owing to the Banks such as interest, principal, fees and expenses, among the Banks PRO RATA; and PROVIDED, FURTHER, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                                      -72

          (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss. 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

          (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

                                   15. SETOFF.

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (i) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (ii) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Bank, by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                 16. THE AGENT.

     16.1. AUTHORIZATION. (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto,

PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

     (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks. As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

     (c) Each of the Banks and the Agent acknowledge and agree that (i) the Agent is authorized to release the security interest created by the Security Documents in the Bravo Transferred Assets and that (ii) the Agent is authorized to execute and deliver, on behalf of the Banks and the Agent, such partial releases under the Uniform Commercial Code as may be necessary or desirable to accomplish a release of the security interest created by the Security Documents in the Bravo Transferred Assets. Each of the Banks and the Agent further acknowledge and agree that (i) the Agent is authorized, from time to time, to release the security interest created by the Security Documents in any assets sold or otherwise transferred by the Borrower pursuant to the Sale Agreements and that (ii) the Agent is authorized to execute and deliver, on behalf of the Banks and the Agent, such partial releases under the Uniform Commercial Code as may be necessary or desirable to accomplish a release of the security interest created by the Security Documents in the assets sold or otherwise transferred by the Borrower pursuant to the Sale Agreements. Each of the Banks and the Agent acknowledge and agree that (i) the Agent is authorized to release the security interest created by the Security Documents in the Capital Transferred Assets and that (ii) the Agent is authorized to execute and deliver, on behalf of the Banks and the Agent, such partial releases under the Uniform Commercial Code as may be necessary or desirable to accomplish a release of the security interest created by the Security Documents in the Capital Transferred Assets.

     16.2. EMPLOYEES AND AGENTS. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     16.3. NO LIABILITY. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     16.4. NO REPRESENTATIONS. The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, any of the other Loan Documents or any instrument at anytime constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectibility of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. For purposes of determining compliance with the conditions set forth in ss.12, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Agent active upon the Borrower's account shall have received notice from such Bank prior to the Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Agent to such effect on or prior to the Closing Date.

     16.5. PAYMENTS.

          16.5.1. PAYMENTS TO AGENT. A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's PRO RATA share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

          16.5.2. DISTRIBUTION BY AGENT. If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          16.5.3. DELINQUENT BANKS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its PRO RATA share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of ss.15 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank (i) shall be deemed to have assigned any and all principal payments due to it from the Borrower, whether on account of outstanding Loans or Unpaid Reimbursement Obligations, to the remaining nondelinquent Banks for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations and (ii) shall not be entitled to vote on any matter requiring Majority Bank approval and there shall be excluded from the determination of Majority Banks at such time (a) the aggregate outstanding amount of Notes held by such Delinquent Bank at such time and (b) if no such principal is outstanding, the aggregate Commitment of such Delinquent Bank at such time. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     16.6. HOLDERS OF NOTES. The Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder.

     16.7. INDEMNITY. The Banks ratably agree hereby to indemnify and hold harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or such affiliate has not been reimbursed by the Borrower as required by ss.17), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's or such affiliate's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     16.8. AGENT AS BANK. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes, as it would have were it not also the Agent.

     16.9. RESIGNATION. The Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     16.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of

Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.16.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     16.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (i) so requested by the Majority Banks and (ii) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to exercise all or any legal and equitable and other rights or remedies on behalf of, and for the account of each bank, and enforce the provisions of the Loan Documents; provided that each Bank shall retain its rights under ss.14.3. The Majority Banks may direct the Agent in writing as to the exercise of such rights and remedies and as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, PROVIDED that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                                  17. EXPENSES.

     The Borrower agrees to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (iv) the reasonable fees, expenses and disbursements of the Agent or any of its affiliates incurred by the Agent in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan

Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries and (vii) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants of this ss.17 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

                              18. INDEMNIFICATION.

     The Borrower agrees to indemnify and hold harmless the Agent, its affiliates and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (ii) the reversal or withdrawal of any provisional credits granted by the Agent upon the transfer of funds from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (iv) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (v) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Banks, the Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.18 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this ss.18 shall survive payment of satisfaction in full of all other obligations.

                         19. SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the

Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

                        20. ASSIGNMENT AND PARTICIPATION.

     20.1. CONDITIONS TO ASSIGNMENT. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, its participating interest in the risk relating to any Letters of Credit and the Notes held by it); PROVIDED that (i) unless such assignment is to an affiliate of the assigning Bank, the Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (iii) each assignment shall be in an amount that is not less than $5,000,000 or a greater whole multiple of $1,000,000, and (iv) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT F hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.20.3, be released from its obligations under this Credit Agreement.

     20.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

          (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.8.4 and ss.9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee represents and warrants that it is an Eligible Assignee;

          (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

          (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance or Instrument of Accession; and

          (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its PRO RATA share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     20.3. REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Loans owing to and Letter of Credit Participations purchased by the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3,500.

     20.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note in the case of an assignment, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder in the case of an assignment, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.20.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be canceled and returned to the Borrower.

     20.5. PARTICIPATIONS. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; PROVIDED that (i) each such participation shall be in an amount of not less than $1,000,000 (ii) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (iii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     20.6. DISCLOSURE. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; PROVIDED that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     20.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.14.1 or ss.14.2, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.14.1 or ss.14.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans to the extent of such participation.

     20.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Bank shall retain its rights to be indemnified pursuant to ss.18 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this ss. 18 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss. 4 of the Federal Reserve Act, 12 U.S.C. ss. 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     20.9. ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                                21. NOTICES, ETC.

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrower, at 60 State Street, Boston, Massachusetts 02110, Attention: Rene Lefebvre, Chief Financial Officer, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

          (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Large Corporate Division - Harvey H. Thayer, Jr., Managing Director, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c) if to any Bank, at such Bank's address set forth on SCHEDULE 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               22. GOVERNING LAW.

     THIS CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED

BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SS.21. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  23. HEADINGS.

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                24. COUNTERPARTS.

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           25. ENTIRE AGREEMENT, ETC.

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss. 27.

                            26. WAIVER OF JURY TRIAL.

     The Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (i) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Except as otherwise expressly provided in this Credit Agreement, any consent or approval required or permitted by this Credit Agreement to be given by one or more or all of the Banks may be given, and any term of this Credit Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Credit Agreement or such other instrument or the continuance of any Default or Event of Default (other than Defaults of Events of Default set forth in ss. ss. 14.1(a) and (b)) may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, (i) the rate of interest on the Notes, the term of the Notes, the amount of the Commitments of the Banks, and the amount of Commitment Fee or Letter of Credit Fees hereunder may not be changed without the written consent of the Borrower and the written consent of all of the Banks;
(ii) the definition of Majority Banks may not be amended, Collateral may not be released, the Guaranty may not be released, the Borrower may not assign or transfer any of its rights or obligations under any of the Loan Documents, the Defaults or Events of Default set forth in ss.ss.14.1(a) and (b) may not be waived (either generally or in a particular instaNce and either retroactively or prospectively) and ss. 4.3 and this ss. 27 may not be amended, without the written consEnt of all of the Banks; (iii) and the amount of the Agent's fee or Letter of Credit Fees and ss.16 may not be amendeD without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                                28. SEVERABILITY.

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

               29. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

     29.1. SHARING OF INFORMATION WITH SECTION 20 SUBSIDIARY. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a Section 20 Subsidiary. The Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Agent and each Bank any information delivered to such Section 20 Subsidiary by the Borrower or any of its Subsidiaries, and (b) the Agent and each Bank to share with such Section 20 Subsidiary any information delivered to the Agent or such Bank by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

     29.2. CONFIDENTIALITY. Each of the Banks and the Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Agent, PROVIDED that nothing herein shall limit the disclosure of any such information
(a) after such information shall have become public other than through a violation of this ss.29, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or the Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Bank or the Agent, or to auditors or accountants, (e) to the Agent, any Bank or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Banks, the Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank as provided in ss.29.1 or (h) to anY assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of ss.20.6.

     29.3. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Banks and the Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

     29.4. OTHER. In no event shall any Bank or the Agent be obligated or required to return any materials furnished to it or any Section 20 Subsidiary by the Borrower or any of its Subsidiaries. The obligations of each Bank under this ss. 29 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of this financing signed and delivered by such Bank to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.

                         30. TRANSITIONAL ARRANGEMENTS.

     30.1. PRIOR LOAN AGREEMENT SUPERSEDED. This Credit Agreement shall supersede the Prior Loan Agreement in its entirety, except as provided in this ss.30. On the Closing Date, the rights and obligationS of the parties under the Prior Loan Agreement and the "Notes" as defined therein shall be subsumed within and be governed by this Credit Agreement and the Notes; PROVIDED, HOWEVER, that each of the " Loans" (as defined in the Prior Loan Agreement) outstanding under the Prior Loan Agreement on the Closing Date shall, for purposes of this Credit Agreement, be Loans.

     30.2. RETURN AND CANCELLATION OF NOTES. Upon its receipt of the Notes to be delivered hereunder on the Closing Date, each Bank will promptly return to the Borrower, marked "Canceled", the notes of the Borrower held by such Bank pursuant to the Prior Loan Agreement, if any.

     30.3. INTEREST AND FEES UNDER SUPERSEDED AGREEMENT. All interest and all commitment, facility and other fees and expenses owing or accruing under or in respect of the Prior Loan Agreement shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid on the Closing Date in accordance with the method specified in the Prior Loan Agreement, as if the Prior Loan Agreement were still in effect.

     30.4. NO CLAIMS UNDER PRIOR LOAN AGREEMENT. Each Bank wishes (and the Borrower agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect such Bank's rights, interests, contracts, collateral security or remedies. Therefore, the Borrower unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of such Bank to the Borrower regarding the execution, delivery or performance of the Prior Loan Agreement or any of the other Loan Documents (as defined in the Prior Loan Agreement), except the obligations to be performed by such Bank for the Borrower as expressly stated in this Credit Agreement and the other Loan Documents (as defined in this Credit Agreement), and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against such Bank or any of its directors, offices, employees or agents, in either case (i) or (ii), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof regarding the execution, delivery or performance of the Prior Loan Agreement or any of the Loan Documents (as defined in the Prior Loan Agreement).

     30.5. INTERBANK SETTLEMENTS. On the Closing Date, each of the Banks shall pay to each of the other Banks such amounts as may be necessary so as to result in the outstanding amount of Loans made by each Bank being equal to such Bank's Commitment Percentage of the aggregate amount of Loans outstanding as of the Closing Date. The Borrower and the Banks hereby agree that all amounts paid to any Bank by any other Bank in connection with interbank settlements with respect to Loans outstanding immediately prior to the date hereof shall be deemed to constitute Loans under the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                     HPSC, INC.


                                     By: /s/ Rene Lefebvre
                                         ---------------------------------------
                                          Name: RENE LEFEBVRE
                                          Title: VP, CFO

                                     FLEET NATIONAL BANK,
                                     individually and as Agent


                                     By: /s/ Harrey H. Thayer, Jr.
                                         ---------------------------------------
                                          Name: HARRY, H. THAYER, JR.
                                          Title: MANAGING DIRECTOR


                                     KEYBANK NATIONAL ASSOCIATION


                                     By: /s/ Eric S. Christensen
                                         ---------------------------------------
                                          Name: ERIC S. CHRISTENSEN
                                          Title: VICE PRESIDENT


                                     NATIONAL BANK OF CANADA


                                     By: /s/ A. Keith Broyles
                                         ---------------------------------------
                                          Name: A. Keith Broyles
                                          Title: Vice President and Manager


                                     By: /s/ Leonard J. Pellecchia
                                         ---------------------------------------
                                          Name: Leonard J. Pellecchia
                                          Title: Vice President

                                     FAMILY BANK, FSB


                                     By: /s/ Jon R. Sundstrom
                                         ---------------------------------------
                                          Name: JON R. SUNDSTROM
                                          Title: SENIOR VICE PRESIDENT


                                     CITIZENS BANK OF MASSACHUSETTS


                                     By: /s/ Bruce A. Bernier
                                         ---------------------------------------
                                          Name: Bruce A. Bernier
                                          Title: Vice President

                              JOINDER BY GUARANTOR

The Guarantor is hereby joined to the Credit Agreement for the purpose of making the representations and warranties set forth in Section 8 and being bound by the covenants set forth in Sections 9, 10 and 11.


                                         AMERICAN COMMERCIAL
                                         FINANCE CORPORATION


                                         By: /s/ Raymond R. Doherty
                                             -----------------------------------
                                             Name: RAYMOND R. DOHERTY
                                             Title: Treasurer